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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QUIDEL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUIDEL CORPORATION
10165 McKellar Court
San Diego, CA 92121
(858) 552-1100

April 3, 2009

To Our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders, which will be held on Tuesday, May 12, 2009, at 8:30 a.m., local time, at the Hyatt Regency La Jolla at Aventine, located at 3777 La Jolla Village Drive, San Diego, California 92122. At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seven directors designated herein to the Board of Directors; (ii) the ratification of the selection of our independent registered public accounting firm; (iii) an amendment and restatement of our 2001 Equity Incentive Plan to increase the authorized shares, among other matters; and (iv) such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

        Enclosed are the Notice of the Annual Meeting, the Proxy Statement and accompanying proxy card, and a copy of our Annual Report to Stockholders.

        To assure your representation at the Annual Meeting, you are urged to vote on, date, sign and return the enclosed proxy card for which a prepaid, return envelope is provided. Your prompt response is helpful and appreciated.

        Our Board of Directors and officers look forward to seeing you at the Annual Meeting.

Sincerely yours,
/s/ DOUGLAS C. BRYANT Douglas C. Bryant President and Chief Executive Officer QUIDEL CORPORATION

QUIDEL CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 12, 2009

To Our Stockholders:

        The Annual Meeting of Stockholders of Quidel Corporation will be held on Tuesday, May 12, 2009, at 8:30 a.m., local time, at the Hyatt Regency La Jolla at Aventine, located at 3777 La Jolla Village Drive, San Diego, California 92122, for the following purposes:

        1.     To elect seven directors designated herein to serve on the Board of Directors to hold office until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified;

        2.     To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2009;

        3.     To approve the amendment and restatement of the Quidel Corporation 2001 Equity Incentive Plan to increase the authorized shares, among other matters; and

        4.     To transact such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March 20, 2009 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of Quidel Corporation unanimously recommends that the stockholders vote FOR the seven nominees for the Board of Directors named in the accompanying Proxy Statement; FOR the ratification of the selection of our independent registered public accounting firm; and FOR the amendment and restatement of the 2001 Equity Incentive Plan to increase the authorized shares and approve certain other amendments.

        All stockholders are cordially invited to attend the Annual Meeting. You are urged to sign, date and otherwise complete the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting and wish to do so, you may vote your shares in person even if you have signed and returned your proxy card.

By Order of the Board of Directors,
/s/ DOUGLAS C. BRYANT Douglas C. Bryant President and Chief Executive Officer
San Diego, California April 3, 2009

i

QUIDEL CORPORATION
Principal Executive Offices
10165 McKellar Court
San Diego, California 92121
(858) 552-1100

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

MAY 12, 2009

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quidel Corporation, a Delaware corporation, for use at the 2009 Annual Meeting of Stockholders to be held on Tuesday, May 12, 2009, at 8:30 a.m., local time, at the Hyatt Regency La Jolla at Aventine, located at 3777 La Jolla Village Drive, San Diego, California 92122, and at any and all adjournments and postponements of the Annual Meeting. This Proxy Statement and the accompanying proxy card will first be sent to stockholders on or about April 6, 2009.

        We will pay the expenses in connection with this solicitation. Our employees may solicit proxies by mail, in person, by telephone, facsimile or other electronic means and will not receive any additional compensation for such solicitations. In addition, we have engaged InvestorCom, Inc. to aid in the solicitation of proxies to be voted at the Annual Meeting at an estimated cost of $7,500 plus out-of-pocket expenses. We will also pay brokers or other nominees for the expenses of forwarding soliciting material to beneficial owners.

RECORD DATE AND VOTING

        The close of business on March 20, 2009 has been fixed as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, 31,174,893 shares of our voting common stock were outstanding. Each share of such common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. A quorum is required to transact business at the Annual Meeting. The holders of a majority of the outstanding shares of common stock on the Record Date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments and postponements thereof. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business.

        With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. If a quorum is present at the Annual Meeting, the nominees receiving the greatest number of votes (up to seven directors) will be elected. For proposals other than the election of directors, the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for approval. With regard to these proposals, abstentions will be counted in tabulations of the votes cast on a proposal presented to stockholders and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved and accordingly will have no effect on the outcome of the vote on such proposal. Unless otherwise designated, each proxy submitted by a stockholder will be voted:

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  FOR each of the seven nominees named below for election as directors;

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  FOR ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2009; and

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  FOR the amendment and restatement of the 2001 Equity Incentive Plan to increase the authorized shares and approve certain other amendments.

        Where a stockholder has directed how his or her proxy is to be voted, it will be voted according to the stockholder's directions. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by timely filing a duly executed proxy bearing a later date. The proxy will not be voted if the stockholder who executed it is present at the Annual Meeting and elects to vote in person the shares represented by the proxy. Attendance at the Annual Meeting will not by itself revoke a proxy.

 PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for Election

        Our directors are elected at each annual meeting of stockholders. At the Annual Meeting, seven directors will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes (up to seven directors) at the Annual Meeting will be elected. Our Board of Directors recommends that the stockholders vote FOR the seven nominees named below for the Board of Directors.

        Each of the nominees set forth below for election as a director is an incumbent director. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any director nominee is withheld in a proxy, it is intended that each proxy will be voted FOR each of the nominees. If, before the Annual Meeting, any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies will be voted for such substitute nominees, if any, as may be recommended by our existing Board of Directors, unless other directions are given in the proxies.

Name of Nominee	Age	Principal Occupation	Director Since
Thomas D. Brown	60	Retired Senior Vice President and President of the Diagnostics Division of Abbott Laboratories	2004
Douglas C. Bryant	51	President and Chief Executive Officer, Quidel Corporation	2009
Kenneth F. Buechler, Ph.D.	55	Founder and former President and Chief Scientific Officer of Biosite, Inc.	2007
Rod F. Dammeyer	68	President of CAC, L.L.C., a private company providing capital investment and management advisory services	2006
Mary Lake Polan, M.D., Ph.D., M.P.H.	65	Professor and Chair Emeritus, Department of Gynecology and Obstetrics, Stanford University School of Medicine	1993
Mark A. Pulido	56	Chairman of the Board, Quidel Corporation	2002
Jack W. Schuler	68	Founder, Crabtree Partners, LLC, a private investment company	2006

Biographical Information

        THOMAS D. BROWN was appointed to our Board of Directors in December 2004. Prior to his retirement in 2002, Mr. Brown had a 28-year career in the healthcare industry where he held various sales, marketing and executive positions within Abbott Laboratories, a broad-based healthcare company, as follows. From 1998 to 2002, Mr. Brown was Senior Vice President and President of the Diagnostics Division. From 1993 to 1998, Mr. Brown was Corporate Vice President Worldwide Commercial Operations. From 1992 to 1993, Mr. Brown was Divisional Vice President Worldwide Commercial Operations. From 1987 to 1992, Mr. Brown was Divisional Vice President and General Manager, Western Hemisphere Commercial Operations. From 1986 to 1987, Mr. Brown was Divisional Vice President U.S. Sales and, from 1985 to 1986, was Director of Sales. Mr. Brown currently serves on the Board of Directors of Cepheid, a molecular diagnostics company, and Stericycle, Inc., a medical waste management and healthcare compliance services company. Mr. Brown holds a Bachelor of Arts degree from the State University of New York at Buffalo.

        DOUGLAS C. BRYANT was appointed to our Board of Directors on February 2, 2009 and became our President and Chief Executive Officer on March 1, 2009. Prior to joining us, Mr. Bryant served as Executive Vice President and Chief Operating Officer at Luminex Corporation, a company that develops, manufactures and markets biological testing technologies. While serving at Luminex, Mr. Bryant was responsible for managing its Bioscience Group, Luminex Molecular Diagnostics (Toronto), manufacturing, R&D, technical operations, and commercial operations. From 1983 to 2007, Mr. Bryant held various worldwide commercial operations positions with Abbott Laboratories, a broad-based healthcare company, including, among others: Vice President of Abbott Vascular for Asia/Japan, Vice President of Abbott Molecular Global Commercial Operations and Vice President of Abbott Diagnostics Global Commercial Operations. Earlier in his career with Abbott, Mr. Bryant was Vice President of Diagnostic Operations in Europe, the Middle East and Africa, and Vice President of Diagnostic Operations Asia Pacific. Mr. Bryant has over 25 years of industry experience in sales and marketing, product development, manufacturing and service and support in both the life sciences and diagnostics markets. Mr. Bryant holds a B.A. in Economics from the University of California at Davis.

        KENNETH F. BUECHLER, Ph.D. was appointed to our Board of Directors in November 2007. Dr. Buechler was a founder of Biosite, Inc., a diagnostic products and antibody development company. Dr. Buechler served as a director at Biosite from June 2003 through July 2007 and was President and Chief Scientific Officer of Biosite from October 2004 to July 2007. From March 2003 to October 2004, Dr. Buechler was Biosite's Senior Vice President, Research and Development, and from April 2001 to March 2003, Dr. Buechler was Biosite's Vice President, Research and Development. From January 1994 to April 2001, he was Biosite's Vice President, Research and was Director of Chemistry from April 1988 to January 1994. Before founding Biosite, Dr. Buechler was a Senior Scientist in the Diagnostics Research and Development Group at Hybritech Incorporated. Dr. Buechler received a B.S. in Chemistry and Ph.D. in Chemistry from Indiana University.

        ROD F. DAMMEYER was appointed to our Board of Directors in February 2006. Mr. Dammeyer is the President of CAC, L.L.C., a private company providing capital investment and management advisory services, and is the retired Vice Chairman of Anixter International, where he served from 1985 until February 2001, and retired managing partner of corporate investments of Equity Group Investments, L.L.C., where he served from 1995 until June 2000. Mr. Dammeyer serves as a director of Stericycle, Inc., a medical waste management and healthcare compliance services company. He also serves as a trustee of Van Kampen Investments, Inc. He received a B.S. degree in accounting from Kent State University.

        MARY LAKE POLAN, M.D., Ph.D., M.P.H. has served on our Board of Directors since 1993. She is a Professor and Chair Emeritus of the Department of Gynecology and Obstetrics at Stanford University School of Medicine where she served from 1990 to 2005. Dr. Polan received a Bachelor of Arts Degree from Connecticut College, a Ph.D. in Molecular Biophysics and Biochemistry and an M.D. from Yale University School of Medicine and her Masters in Public Health from the University of California, Berkeley. Dr. Polan remained at Yale New Haven Hospital for her residency in Obstetrics and Gynecology, followed by a Reproductive Endocrine Fellowship. Dr. Polan was on the faculty at Yale University until 1990, when she joined Stanford University. She is currently an Adjunct Professor in the Department of Obstetrics and Gynecology at Columbia University School of Medicine. Dr. Polan is a practicing clinical Reproductive Endocrinologist with a research interest in ovarian function and granulosa cell steroidogenesis. More recently, Dr. Polan's interests have been in the interaction between the immune and endocrine systems: the role of monokines in reproductive events and gene expression in stress urinary incontinence as well as brain activation in human sexual function. Dr. Polan also serves on the Board of Directors of Wyeth, a research-based global pharmaceutical and health care products company.

        MARK A. PULIDO was appointed to our Board of Directors in August 2002. Mr. Pulido has been Chairman of the Company's Board of Directors since May 2004. Prior to his retirement in June 2002,

Mr. Pulido served as the Chairman of the Board of BenefitPoint, Inc., an employee benefits technology company, where he also served as its President and Chief Executive Officer. From May 1996 to July 1999, Mr. Pulido was President and Chief Executive Officer of McKesson Corporation, a healthcare services and information technology company. Previously, Mr. Pulido served as President and Chief Executive Officer of Novartis Pharmaceuticals Corporation (formerly Sandoz Pharmaceuticals Corporation), a research-based pharmaceutical manufacturer, and RedLine Healthcare Corporation (previously owned by Novartis and now a subsidiary of McKesson Corp.), a medical surgical distribution company, during the period from January 1990 to April 1996. Mr. Pulido is an affiliated executive with Freeman Spogli, a private equity firm, and serves on the Board of Directors of Bright Now! Dental, Inc., a dental practice management company and Winebow, a leading importer and distributor of premium wines, both Freeman Spogli portfolio companies. Mr. Pulido holds a B.S. degree in Pharmacy from the University of Arizona, College of Pharmacy, and an M.S. degree in Pharmacy Administration from the University of Minnesota.

        JACK W. SCHULER was appointed to our Board of Directors in February 2006. Mr. Schuler has been on the Board of Directors of Stericycle, Inc., a medical waste management and healthcare compliance services company, since March 1989. Mr. Schuler is also a co-founder of Crabtree Partners, LLC, a Chicago-based venture capital firm which was formed in 1995. Prior to 1990, Mr. Schuler held various executive positions at Abbott Laboratories, a broad- based healthcare company, from December 1972 through August 1989, most recently serving as President and Chief Operating Officer. Mr. Schuler also currently serves as a director of Medtronic Inc., a medical technology company. Mr. Schuler holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

Vote Required and Board Recommendation

        The nominees for election as directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NAMED NOMINEES IN PROPOSAL 1.

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected the firm of Ernst & Young LLP, independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2009, and to perform other appropriate accounting and tax services. We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2009. Although ratification is not required by our bylaws or otherwise, the Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of Ernst & Young LLP, the selection of the Company's independent registered public accounting firm will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        One or more representatives of Ernst & Young LLP are expected to be at the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Vote Required and Board Recommendation

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2009.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

 PROPOSAL 3
AMENDMENT AND RESTATEMENT OF THE 2001 EQUITY INCENTIVE PLAN

General

        At the Annual Meeting, the stockholders will be asked to approve the Quidel Corporation 2001 Equity Incentive Plan, as amended and restated (the "2001 Plan") to authorize an additional 1,350,000 shares of our common stock for issuance under the 2001 Plan and to approve certain other amendments to the 2001 Plan as described below. As of March 2, 2009, a total of 6,700,000 shares were authorized for issuance under the 2001 Plan, and only 971,739 shares remained available for future issuance. In addition, as of March 2, 2009, there were 2,528,043 stock options outstanding under the Company's equity compensation plans with a weighted average exercise price of $11.61 and weighted average remaining term of 6.66 years. Further, as of March 2, 2009, there were 520,204 full-value awards outstanding under the Company's equity compensation plans. Other than the foregoing, no other awards under the Company's equity compensation plans were outstanding as of March 2, 2009.

        Because we rely heavily upon equity compensation to recruit, retain, motivate and reward our employees, management, directors and other qualified persons, and to align their interests with the interests of our stockholders, in February 2009, our Board of Directors unanimously adopted, subject to stockholder approval, the amendment and restatement of the 2001 Plan to increase the number of shares available for issuance under the 2001 Plan and make certain other amendments to the 2001 Plan as a matter of good governance practice as follows: (i) include stock appreciation rights within the 2001 Plan's prohibition (subject to stockholder approval) of repricings or replacements of underwater options (Section 4.4(b) of the 2001 Plan); (ii) include stock-settled stock appreciation rights in the 2001 Plan's net share counting prohibition (Section 3.3 of the 2001 Plan); and (iii) include a prohibition on the payment of dividends on unearned performance awards (Section 6.6 of the 2001 Plan). By approving Proposal 3, the stockholders will enable us to continue to use the 2001 Plan for its intended purposes.

Summary of the 2001 Plan

        The following summary of the 2001 Plan, as proposed to be amended and restated, is qualified in its entirety by the terms of the 2001 Plan, a copy of which, as proposed to be amended and restated, is attached hereto as Appendix A.

        Purpose.    The purpose of the 2001 Plan is to promote our and our stockholders' interests by using investment interests in us to attract, retain and motivate our directors, management, employees and other persons, to encourage and reward their contributions to our performance and to align their interests with the interests of our stockholders.

        Administration, Amendment and Termination.    The 2001 Plan is currently administered by the Compensation Committee of our Board of Directors. The administrator has the power to:

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  select the eligible persons to whom, and the times at which, awards will be granted, the nature of each award and the terms and conditions of each award;

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  interpret the 2001 Plan and the rights of recipients of awards granted under the 2001 Plan;

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  discontinue, suspend or amend the 2001 Plan in any manner, insofar as permitted by applicable law, rule or regulation and subject to stockholder approval where such approval is required by applicable law, rule or regulation;

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  accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it deems advisable; provided, however, that the administrator may not reprice or otherwise reduce the exercise or base price of a stock option or stock appreciation right (including by the cancellation of the stock option or stock appreciation right in exchange for cash, other awards, or a new stock option or stock appreciation right at such reduced exercise or base price or by amendment of the stock option or stock appreciation right) without stockholder approval; and

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  change the number of shares or vesting periods associated with non-employee director options, and suspend and reactivate the 2001 Plan provisions regarding automatic grants of non-employee director options.

        Any amendment of the 2001 Plan shall, in the discretion of the administrator, apply to and govern awards granted under the 2001 Plan prior to the date of such amendment; provided, however, that the consent of an award holder is required if such amendment would alter, impair or diminish in any material respect any rights or obligations under any award or cause the award to cease to qualify as an incentive stock option. Awards may be granted under the 2001 Plan until May 23, 2011, unless earlier terminated.

        Securities Subject to the 2001 Equity Incentive Plan.    A total of 8,050,000 shares of common stock may be issued under the 2001 Plan if the 2001 Plan, as amended, is approved. We may issue common stock under the 2001 Plan from authorized but unissued shares of common stock or from previously issued shares of common stock that we reacquired, including shares purchased on the open market. For purposes of calculating the aggregate number of shares issued under the 2001 Plan, we will count only the number of shares actually issued upon exercise or settlement of an award and not returned to us upon expiration, termination or cancellation of any awards. However, if an award holder pays the exercise price or withholding taxes relating to an award with shares of our common stock, or if we withhold shares in satisfaction of the exercise price or withholding taxes payment, then we will reduce the number of shares of common stock available for issuance under the 2001 Plan by the gross number of shares for which the award is exercised or for which it vests, as applicable. In addition, upon the exercise of a stock appreciation right, the number of shares of common stock available for issuance under the 2001 Plan will be reduced by the gross number of shares for which the award is exercised.

        The 2001 Plan provides that the administrator shall appropriately and proportionately adjust the maximum number and kind of shares subject to the 2001 Plan, the number and kind of shares or other securities subject to then outstanding awards, the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding awards, and/or the number and kind of shares or other securities to be issued as non-employee director options if our common stock is affected through any of the following:

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  merger;

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  consolidation;

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  sale or exchange of assets;

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  recapitalization;

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  reclassification;

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  combination;

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  stock dividend;

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  extraordinary cash dividend;

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  stock split;

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  reverse stock split;

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  spin off; or

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  similar transaction.

        Awards Under the 2001 Plan.    We may grant the following types of awards under the 2001 Plan:

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  stock options;

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  performance awards;

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  restricted stock;

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  stock appreciation rights;

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  stock payments;

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  stock bonuses;

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  stock sales;

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  phantom stock;

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  dividend equivalents; and

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  other stock-based benefits.

        Stock options granted under the 2001 Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or non-qualified stock options that do not so qualify. However, the aggregate fair market value of stock with respect to which any employee's incentive stock options first become exercisable during any calendar year (under all our plans and those of any subsidiary corporation) may not exceed $100,000 (as determined on the grant date), and may be further limited by other requirements in the Internal Revenue Code. If this $100,000 limitation is exceeded, the excess incentive stock options will be treated as non-qualified stock options.

        Eligibility.    Our directors, officers, employees, consultants and advisors, and those of our affiliated entities, are eligible to receive awards under the 2001 Plan, except that only non-employee directors may receive "non-employee director options," as described below. As of March 2, 2009, 223 persons (not including consultants and advisors) were eligible for selection to receive awards under the 2001 Plan, consisting of: 211 employees other than executive officers, six executive officers and six non-employee directors.

        Terms and Conditions of Non-Employee Director Options.    In May 2004, the Board of Directors suspended automatic grants for directors under the 2001 Plan. Prior to that time, immediately following each annual meeting of stockholders, each non-employee director who had served as a director since his or her election or appointment and who had been re-elected as a director at such annual meeting automatically received an option to purchase up to 10,000 shares of common stock. In addition, each non-employee director who was appointed or elected other than at an annual meeting of stockholders (whether by replacing a director who retired, resigned or otherwise terminated his or her service as a director prior to the expiration of his or her term or otherwise) automatically received an option to purchase shares of our common stock as of the date of such appointment or election, consisting of a number of shares of common stock determined by multiplying 10,000 by a fraction, the numerator of which was the number of days from the date of grant to the date of the next scheduled annual meeting of stockholders and the denominator of which was 365 (exclusive of fractional shares). The automatic non-employee director option grants vested and became exercisable 100% on the day prior to the date of the next annual meeting of stockholders following the grant date, provided, that the recipient remained a director for the entire period from the date of grant to such vesting date.

        All non-employee director options that were automatically granted under the 2001 Plan have a term of 10 years and an exercise price equal to the fair market value on the date of grant. Unless provided otherwise in an agreement with the Company, if a recipient of a non-employee director option ceases to be a director, all non-employee director options granted to the recipient are exercisable, only to the extent already exercisable at the date the director ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and will then terminate.

        Apart from these automatic non-employee director options, non-employee directors are eligible to receive and have been granted certain general grants of awards under the 2001 Plan, including non-qualified stock options other than the automatic non-employee director options, at the discretion of the administrator. To the extent not inconsistent with the provisions of the 2001 Plan governing non-employee director options, the terms of general stock option awards under the 2001 Plan apply to non-employee director options.

        Terms and Conditions of Other Awards.    The administrator will select the recipients of awards (other than with respect to automatic non-employee director options) granted under the 2001 Plan from the pool of eligible persons and will set the terms of the awards.

        Award Pricing.    The administrator will determine the exercise or purchase price of awards (other than the automatic non-employee director options) granted under the 2001 Plan. The exercise price for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the exercise price must not be less than the fair market value of the common stock on the date of grant and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than 10% of the total combined voting power of all classes of the issuer's stock or the stock of any parent or any subsidiary corporations. On March 2, 2009, the closing price of our common stock on the Nasdaq Global Market was $10.25 per share.

        Award Vesting and Term.    The administrator will determine the date or dates on which awards (other than the automatic non-employee director options) granted under the 2001 Plan vest and become exercisable. In addition, the term for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the incentive stock option may not be exercisable after the expiration of 10 years from the date of grant, or five years in the case of an incentive stock option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the issuer, or of its parent or any subsidiary corporations.

        Awards granted under the 2001 Plan may be exercised at any time after they vest and before the expiration date determined by the administrator, provided that an award is generally exercisable following an award holder's termination of employment only to the extent that the award had become exercisable on or before the date of termination and to the extent that the award is not forfeited under the terms of the 2001 Plan. Furthermore, in the absence of a specific agreement to the contrary, stock options will generally expire and become unexercisable immediately upon termination of the recipient's employment with us for just cause (as defined in the 2001 Plan); 90 days after termination of the recipient's employment with us for any reason other than just cause, death or permanent disability; or one year after termination of the recipient's employment with us due to death or permanent disability, unless the term of the options provides for an earlier expiration. If the employment of a recipient of restricted stock is terminated for any reason, any such restricted stock that remains subject to restrictions on the date of such termination will be repurchased by the Company at the purchase price, if any, paid by the recipient, or returned to the Company without consideration, provided, however, that the administrator may in its discretion determine otherwise.

        Other Award Provisions.    The administrator will determine any applicable performance criteria, restrictions or conditions of any award.

        Award Payments.    A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award, if any. The administrator may,

in its discretion, allow an award holder to pay the exercise price for an award by delivering our common stock.

        Non-Assignability of Awards.    Awards are generally not transferable by the recipient during the life of the recipient. Awards are generally exercisable during the life of a recipient only by the recipient.

        Award Documentation.    Each award must be evidenced by an award document setting forth such terms and conditions applicable to the award as the administrator may in its discretion determine.

        Rights With Respect to Stock Ownership.    No recipient of an award under the 2001 Plan or other person will have any right, title or interest in or to any shares of common stock subject to any award or any rights as a stockholder unless the award is duly exercised pursuant to the terms of the 2001 Plan and the shares of common stock are issued to the recipient upon exercise of the award.

        Provisions Regarding Changes in Control.    As of the effective time and date of any change in control (as defined in the 2001 Plan), the 2001 Plan and any of the then outstanding awards (whether or not vested) will automatically terminate unless:

  •
  provision is made in writing in connection with such transaction for the continuance of the 2001 Plan and for the assumption of such awards, or for the substitution for such awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 2001 Plan and such outstanding awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or

  •
  our Board of Directors otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding awards (whether or not vested), including without limitation accelerating the vesting of outstanding awards and/or providing for the cancellation of awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices).

        If, pursuant to these provisions, the 2001 Plan and the awards terminate by reason of the occurrence of a change in control without provision for any of the actions described in the paragraph above, then any recipient holding outstanding awards will have the right, at such time immediately prior to the consummation of the change in control as our Board of Directors will designate, to exercise the recipient's awards to the full extent not theretofore exercised, including any installments that have not yet become vested.

Tax Information

        The following summary of certain federal income tax consequences of the receipt and exercise of awards we grant is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2001 Plan will vary depending upon the specific facts and circumstances involved.

        Incentive Stock Options.    Except as discussed below, under federal income tax law, a recipient of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is our employee (or an employee of any parent or subsidiary corporation) or within three months following termination of the recipient's employment (or within one year, if termination was due to a permanent and total disability).

        If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date we issue the shares to the recipient or within two years after the date we grant the incentive stock option to the recipient, then:

  •
  if the recipient's sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

  •
  if the recipient's sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.

        If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date we issue the shares to the recipient pursuant to the recipient's exercise of the incentive stock option and at least two years after the date we grant the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option.

        The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient's alternative minimum taxable income in the year of exercise.

        In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, we will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, we are not entitled to any deduction.

        Non-qualified Stock Options.    Our grant of a non-qualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a non-qualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the non-qualified stock option. We generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient's subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient's holding period after exercise.

        Stock Appreciation Rights and Phantom Stock.    Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the value we pay (whether in cash, stock or a combination thereof) under either arrangement on the date the holder receives payment. If we place a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder's right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

        Stock Purchase Rights—Restricted Stock.    Under the 2001 Plan, we are authorized to grant rights to purchase our restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant's employment or service relationship with us terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time our repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 days after the participant's acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant's acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time or the participant's acquisition of the stock (determined without regard to restrictions). In the event that a participant forfeits (as a result of our repurchase) restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant's purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant.

        Other Awards.    In addition to the types of awards described above, the 2001 Plan authorizes certain other awards that may include payments in cash, our common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and we will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2001 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture. In such case, the participant will recognize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Internal Revenue Code Section 83 generally will be taxed under the rules applicable to restricted stock as described above.

        Withholding.    In the event that an optionee or other recipient of an award under the 2001 Plan is our employee, we ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2001 Plan.

        Certain Additional Rules Applicable to Awards.    The terms of awards granted under the 2001 Plan may provide for accelerated vesting in connection with a change in control. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and we will be denied any deduction with respect to such excise tax payment.

        Under Section 162(m) of the Internal Revenue Code, our deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to each of our Chief Executive Officer and our other four most highly compensated officers may be limited to $1,000,000 per person annually. Depending upon the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2001 Plan may be included in the compensation subject to such deduction limitation. The Company, however, generally seeks to preserve its ability to claim tax deductions for compensation paid to executives to the extent practicable.

Participation in the 2001 Plan by Executive Officers, Directors and Other Employees; Interest of Certain Persons in Matters to be Acted Upon

        Each of our current directors, executive officers and employees is eligible to receive awards under the 2001 Plan. The administrator has the discretion to determine which eligible persons will receive awards under the 2001 Plan, except to the extent that non-employee directors may again receive the automatic non-employee director options in accordance with the 2001 Plan. As a result, and except for any future automatic option awards to non-employee directors, the amount and timing of such awards are not determinable at this time. If our stockholders approve Proposal 3, a total of 2,321,739 shares (as of March 2, 2009) will be available for grant of awards to eligible persons under the 2001 Plan.

Vote Required and Board Recommendation

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting is required to approve the amended and restated 2001 Plan.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF OUR AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN.

CORPORATE GOVERNANCE

Board of Directors Meetings, Committees of the Board and Related Matters

        The Board of Directors currently has a standing Audit, Nominating and Corporate Governance, and Compensation Committee. The Board of Directors and its committees held an aggregate of 28 meetings during the year ended December 31, 2008, of which ten were full Board meetings. All directors attended 75% or more of the aggregate of all meetings of the Board of Directors and its committees, if any, upon which the directors served during the year ended December 31, 2008.

Director Independence

        Our Board of Directors has determined that each of Mr. Brown, Dr. Buechler, Mr. Dammeyer, Dr. Polan, Mr. Pulido (Chairman of the Board of Directors) and Mr. Schuler is independent within the meaning of Nasdaq Marketplace Rule 4200(a)(15) as adopted by The Nasdaq Stock Market LLC ("Nasdaq"). Mr. Bryant and Ms. Caren L. Mason, who served as our President and Chief Executive Officer as well as a Board Director until March 1, 2009, were not deemed to be "independent" because of their respective employment with us.

Audit Committee

        The Audit Committee is responsible for assisting the Board of Directors in overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the Audit Committee assists the Board of Directors in its oversight of our compliance with legal and regulatory requirements. Under the Audit Committee's written charter, the specific duties of the Audit Committee include, among others: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent registered public accounting firm; monitoring the independence and performance of our independent registered public accounting firm; and providing an avenue of communication among the independent registered public accounting firm, our management and our Board of Directors. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all of our employees and to the independent registered public accounting firm. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board of Directors, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

        The Audit Committee met five times during 2008. The members of the Audit Committee currently include Mr. Dammeyer (Chairman), Mr. Brown and Dr. Polan. The Audit Committee has been established in accordance with applicable Nasdaq and Securities and Exchange Commission rules and regulations, and our Board of Directors has determined that each of Mr. Dammeyer, Mr. Brown and Dr. Polan is independent within the meaning of Nasdaq Rule 4200(a)(15) as well as the enhanced independence standards contained in Nasdaq Rule 4350(d) and Rule 10A-3 under the Securities Exchange Act of 1934 that relate specifically to members of audit committees. Our Board of Directors has also determined that both Mr. Dammeyer and Mr. Brown qualify as "audit committee financial experts" within the meaning of the Securities and Exchange Commission's rules and regulations.

Compensation Committee

        The Compensation Committee is responsible for assisting the Board of Directors in discharging its responsibilities regarding the compensation of our employees and directors. Under the Compensation Committee's written charter, the specific duties of the Compensation Committee include, among other matters: reviewing and approving (or recommending to the Board of Directors for approval) corporate goals and objectives relevant to executive compensation; evaluating our executive officers' performance in light of such goals and objectives; determining (or recommending to the Board of Directors for determination) the compensation levels of our executive officers based on such evaluations; administering our incentive compensation plans, including our equity-based incentive plans; and making recommendations to our Board of Directors regarding our overall compensation structure, policies and programs.

        Design of the compensation program for 2008 was completed without the assistance of an independent outside compensation consultant, although in prior years the Compensation Committee has engaged third party compensation consultants to assist in structuring and reviewing the Company's compensation programs, including competitiveness of base salaries, short-term cash incentives, and both short-term and long-term equity incentive programs. Our Compensation Committee considers market data from a variety of sources, including the annual Radford Biotechnology Survey and a comparative group of ten publicly-traded companies. Our Compensation Committee utilizes management (and from time to time independent compensation consultants) to gather such market data and provide appropriate analyses. In addition, the Compensation Committee considers the recommendations of our Chief Executive Officer in determining the compensation of executive officers (other than the CEO).

        The Compensation Committee held five meetings during 2008. The members of the Compensation Committee currently include Mr. Brown (Chairman), Dr. Polan and Mr. Schuler, and our Board of Directors has determined that each of Mr. Brown, Dr. Polan and Mr. Schuler is independent within the meaning of Nasdaq Rule 4200(a)(15).

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors in identifying qualified individuals to become Board members; to recommend the composition of the Board of Directors and its committees; to monitor and assess the effectiveness of the Board of Directors and its committees; and to perform a leadership role in shaping and monitoring our corporate governance principles. Under the Nominating and Corporate Governance Committee's written charter, the specific duties of the Nominating and Corporate Governance Committee include, among other matters: identifying, reviewing and recruiting candidates for the Board of Directors for election to the Board; reviewing director candidates recommended by our stockholders; monitoring the independence of current directors and nominees; recommending to the Board of Directors candidates for election or re-election to the Board at each annual meeting of stockholders; and overseeing the periodic evaluation of the Board, its committees and each of our incumbent directors.

        The Nominating and Corporate Governance Committee held two meetings during 2008. The Nominating and Corporate Governance Committee currently includes Mr. Schuler (Chairman), Dr. Buechler and Mr. Pulido. Our Board of Directors has determined that each of Mr. Schuler, Dr. Buechler and Mr. Pulido is independent within the meaning of Nasdaq Rule 4200(a)(15).

Meetings of Non-Management Directors

        The non-management members of the Board of Directors regularly meet without any members of management present during regularly scheduled and periodic executive sessions of meetings of the Board of Directors.

Communications With the Board of Directors

        Our stockholders may communicate with our Board of Directors, a committee of our Board of Directors or an individual director by sending a letter addressed to the Board, a committee or a director c/o Corporate Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. All communications will be compiled by our Corporate Secretary and forwarded to the Board of Directors, the committee or the director accordingly.

 Director Nominations

        The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current directors, professional search firms, stockholders or other persons.

        Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Nominating and Corporate Governance Committee will evaluate the prospective nominee in the context of the then-current composition of the Board of Directors and will consider a variety of other factors, including the prospective nominee's business, technology and industry, finance and financial reporting experience, and other attributes that would be expected to contribute to an effective Board of Directors. The Nominating and Corporate Governance Committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values.

        Our Nominating and Corporate Governance Committee will consider stockholder nominations for directors. A stockholder may propose a person for consideration by the committee by submitting the individual's name and qualifications, and other information described below under "Stockholder Proposals", to our Corporate Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. The Nominating and Corporate Governance Committee will consider each stockholder-recommended candidate at the same time and under the same criteria used to evaluate all other candidates. As described in our Corporate Governance Guidelines, in evaluating the suitability of individuals to serve as members of our Board of Directors, the Board of Directors and Nominating and Corporate Governance Committee consider a number of factors, including: experience at a policy-making level; strategic thinking; depth of understanding of the Company's industry, including relevant technology, leadership and objectivity; and a general understanding of marketing, financing and other disciplines relevant to the success of a publicly-traded company and sound principles of corporate governance in today's business environment. The Board of Directors and the Nominating and Corporate Governance Committee evaluate each individual in the context of Board functions as a whole and in light of the then-current needs of the Board at that point in time, with the objective of providing independent, diversified and effective representation of the interests of our stockholders.

        In addition, stockholders who wish to nominate candidates for election to the Board of Directors at any annual meeting must follow the procedures set forth in our bylaws, including providing timely written notice, in proper form, of the intent to make such a nomination. To be timely, the notice must be received within the time frame discussed below in this Proxy Statement under the heading "Stockholder Proposals." To be in proper form, the notice must, among other matters, include each nominee's written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee. These requirements are further described below under the heading "Stockholder Proposals" and are detailed in our bylaws.

Director Attendance at Annual Meetings

        Our Board of Directors has adopted a policy that encourages our directors to attend our annual stockholder meetings. The 2008 annual meeting of stockholders was attended by all seven of our then-current directors.

 Director Compensation

        The current compensation and benefit program for non-employee directors is designed to achieve the following goals: compensation should fairly pay directors for work required for a company of our size and scope; compensation should align directors' interests with the long-term interests of our other stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. The table below relating to non-employee directors' compensation includes the following compensation elements:

Annual Cash Retainers

        The Non-Executive Chairman of the Board of Directors currently receives an annual cash retainer of $88,000. Each of the other non-employee directors receives an annual cash retainer of $33,000.

        The Chairman of our Audit Committee receives an additional annual cash retainer of $15,000. The Chairperson for each of the Board's other standing committees receives an additional annual cash retainer of $7,500.

Board and Committee Meeting Attendance Fees

        The non-employee directors receive $2,200 per Board meeting attended in person and $2,200 per committee meeting attended in person, but only if the committee meeting is not held on the same day as a Board meeting. Non-employee directors are also reimbursed for out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. The non-employee directors do not receive a fee for attendance at telephonic Board or committee meetings.

Non-Employee Director Deferred Compensation Program

        In May 2007, the Board of Directors adopted a non-employee director deferred compensation program. The current non-employee director deferred compensation program allows non-employee directors to elect on a yearly basis (for the yearly period between the Company's annual meetings of stockholders) to receive his or her (i) annual retainer fee and (ii) compensation for services as a chairperson of any of the Board's standing committees (collectively, the "Covered Fees") as follows: (1) 100% of the Covered Fees (plus an additional 20% premium on the Covered Fees) in the form of fully vested restricted stock units ("RSUs"); or (2) 50% of the Covered Fees in cash and 50% of the Covered Fees (plus an additional 20% premium on that portion of the Covered Fees) in the form of fully vested RSUs.

        The RSUs are granted under the 2001 Plan as of the date of the applicable annual meeting of stockholders, and the number of shares subject to an award of RSUs is calculated based on the closing price of the Company's shares on the date of the applicable annual meeting. In addition, the issuance of shares of the Company's common stock underlying an award of RSUs will not occur until thirty (30) days after the earlier of (i) separation of such non-employee director's service to the Company (as described in Section 409A(a)(2)(A)(i) of the Internal Revenue Code and related guidance thereunder) or (ii) a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company (as described in Internal Revenue Code Section 409A(a)(2)(A)(v) and related guidance thereunder).

Periodic Equity Awards

        The Board of Directors periodically assesses potential equity awards to non-employee directors in lieu of an annual automatic grant of stock options, as contemplated under the 2001 Plan. The Board of Directors suspended the automatic grants in May 2004 on an indefinite basis.

        On May 22, 2008, the Board of Directors approved stock option grants to each of the Company's non-employee directors as follows: (i) a grant of 15,953 stock options to the Non-Executive Chairman of the Board (with a Black-Scholes value of approximately $7.13 per option as of the grant date) and (ii) a grant of 12,154 stock options to each of the Company's other non-employee directors (with a Black-Scholes value of approximately $7.13 per option as of the grant date). The stock options vest upon the earlier of (x) immediately prior to the annual meeting of the Company's stockholders in 2009, or (y) the one-year anniversary of the grant date. The exercise price for the stock options was equal to the closing price of the Company's common stock as of the grant date in accordance with the 2001 Plan. The options have a ten-year term.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Thomas D. Brown	9,400	54,174	78,445	142,019
Kenneth F. Buechler, Ph.D.	24,925	23,925	78,445	127,295
Rod F. Dammeyer	42,402	17,404	78,445	138,251
Mary Lake Polan, M.D., Ph.D., M.P.H.	32,025	22,611	78,445	133,081
Mark A. Pulido	54,400	52,504	103,680	210,584
Jack W. Schuler	16,025	47,154	78,445	141,624

(1)
This column reports the amount of cash compensation paid in 2008 for Board service.

(2)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the fair value of the RSUs granted in 2008, in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment ("SFAS 123(R)"). Fair value is calculated using the closing price of our common stock on the date of grant.

(3)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the fair value of stock options granted to the directors in 2008. The fair value was estimated using the Black-Scholes option-pricing model in accordance with SFAS 123(R). The fair value per option granted in 2008 was $7.13 per option, based on assumptions of 4.38 years expected life, expected volatility of 0.49, a risk-free rate of 2.51% and zero dividend yield.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all our officers, directors and employees. If we grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officers (or persons performing similar functions), we will disclose the nature of such amendment or waiver on our website at www.quidel.com or in a report on Form 8-K in accordance with applicable rules and regulations.

Access to Corporate Governance Documentation and Other Information Available on Our Website

        Our Code of Business Conduct and Ethics, the current charters for each of the Audit, Compensation and Nominating and Corporate Governance Committees and the Company's Corporate Governance Guidelines are accessible via our website at www.quidel.com through the "Investor Relations" link under the heading "Corporate Governance."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of our common stock beneficially owned as of March 20, 2009 by (i) those known to be the beneficial owners of more than five percent (5%) of our outstanding common stock, (ii) each of the current directors and nominees for director, (iii) each of the executive officers named in the Summary Compensation Table herein and (iv) all directors and named executive officers as a group. On March 20, 2009, there were 31,174,893 shares of our common stock outstanding.

	Beneficial Ownership of Common Stock(1)(2)
Name	Number of Shares	Percent of Class
Beneficial Owners
FMR LLC(3) 82 Devonshire Street Boston, Massachusetts 02109	3,956,495	12.7%
Entities affiliated with Larry N. Feinberg(4) Oracle Associates LLC 200 Greenwich Avenue, 3rd Floor Greenwich, Connecticut 06820	2,740,183	8.8%
T. Rowe Price Associates, Inc.(5) 100 E. Pratt Street Baltimore, Maryland 21202	2,236,800	7.2%
Directors and Nominees for Director
Thomas D. Brown(6)	45,514	*
Douglas C. Bryant(7)	100,000	*
Kenneth F. Buechler, Ph.D.(8)	7,101	*
Rod F. Dammeyer(9)	72,072	*
Caren L. Mason(10)	419,313	1.3%
Mary Lake Polan, M.D., Ph.D., M.P.H.(11)	99,514	*
Mark A. Pulido(12)	109,592	*
Jack W. Schuler(13)	3,866,605	12.4%
Named Executive Officers
Robert J. Bujarski, J.D.(14)	79,972	*
Thomas J. Foley, Ph.D.(15)	125,821	*
John M. Radak(16)	87,652	*
John D. Tamerius, Ph.D.(17)	85,395	*
All directors and executive officers as a group (12 persons)(18)	5,098,551	16.0%

*
Less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise noted, and subject to applicable community property laws, each executive officer and director has sole voting and dispositive power with respect to the shares indicated.

(2)
Shares of common stock subject to options exercisable on or within 60 days of March 20, 2009 are deemed outstanding for computing the number of shares and the percentage ownership of the person holding such options, but are not deeming outstanding for computing the percentage of any other person.

(3)
Based on Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009. Pursuant to the instructions in item 7 of Schedule 13G, Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,501,931 shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 3,501,931 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders of FMR LLC have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting commons shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. In addition, Pyramis Global Advisors Trust Company ("PGATC"), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 454,564 shares of common stock as a result of its serving as investment manager of institutional accounts owning such shares. Finally, Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 454,564 shares and sole power to vote or to direct the voting of 398,713 shares of common stock owned by the institutional accounts managed by PGATC, as reported above.

(4)
Based on Amendment No. 5 to Schedule 13G filed with the Securities and Exchange Commission on February 15, 2008 by Oracle Partners, L.P., Oracle Associates, LLC and Larry N. Feinberg in which Mr. Feinberg reported beneficial ownership of 2,740,183 shares of common stock with respect to which he has sole voting and dispositive power of 50,420 shares and shared voting and dispositive power of 2,689,763 shares.

(5)
Based on Amendment No. 6 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2009 by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. (collectively, "Price Associates"), in which T. Rowe Price Associates, Inc. reported beneficial ownership of 2,236,800 shares of common stock with respect to which T. Rowe Price Associates, Inc. has sole voting power of 163,100 shares and sole dispositive power of 2,236,800 shares. T. Rowe Price Small-Cap Value Fund, Inc. reported sole voting power of 2,068,500 of such shares and no dispositive power. For purposes of the reporting requirements of the Securities and Exchange Commission, Price Associates is deemed to be a beneficial owner of the securities reported above; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(6)
Includes 24,144 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 7,542 shares of common stock underlying an equal number of fully vested restricted stock units for which the individual has no voting or dispositive power over such shares.

(7)
Represents 100,000 restricted shares for which the individual has voting rights, but does not have dispositive power over such shares.

(8)
Includes 4,665 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 2,436 shares of common stock underlying an equal number of fully vested restricted stock units for which the individual has no voting or dispositive power over such shares.

(9)
Includes 18,662 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 1,772 shares of common stock underlying an equal number of fully vested restricted stock units for which the individual has no voting or dispositive power over such shares.

(10)
Includes 222,801 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 160,778 restricted shares for which the individual has voting rights, but does not have dispositive power over such shares.

(11)
Includes 81,412 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 3,172 shares of common stock underlying an equal number of fully vested restricted stock units for which the individual has no voting or dispositive power over such shares.

(12)
Includes 87,634 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 7,028 shares of common stock underlying an equal number of fully vested restricted stock units for which the individual has no voting or dispositive power over such shares.

(13)
Includes 541,601 shares that are held indirectly by the Schuler Family Foundation, 567,800 shares that are held indirectly by three family trusts of his adult children and 65,000 shares held indirectly by Mr. Schuler's spouse. Mr. Schuler disclaims beneficial ownership of the 541,601 shares held indirectly by the Schuler Family Foundation, the 567,800 shares that are held indirectly by three family trusts of his adult children and the 65,000 shares held by his spouse, except to the extent of his pecuniary interest in such shares, if any. In addition, includes 18,662 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 6,254 shares of common stock underlying an equal number of fully vested restricted stock units for which Mr. Schuler has no voting or dispositive power over such shares.

(14)
Includes 77,400 restricted shares for which the individual has sole voting rights but does not have dispositive power over such shares.

(15)
Includes 40,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 57,357 restricted shares for which the individual has sole voting rights but does not have dispositive power over such shares.

(16)
Includes 56,249 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 31,403 restricted shares for which the individual has sole voting rights but does not have dispositive power over such shares.

(17)
Includes 37,594 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009. Also includes 33,883 restricted shares for which the individual has sole voting rights but does not have dispositive power over such shares.

(18)
All directors and executive officers as a group, including 568,179 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 20, 2009, and also includes 28,204 shares of common stock underlying an equal number of fully vested restricted stock units for which the individual has no voting or dispositive power over such shares.

        With the exception of information relating to stock options, restricted stock and restricted stock units we issued, all information with respect to beneficial ownership of shares of common stock referred to in this section is based on filings made by the respective beneficial owners with the Securities and Exchange Commission or information the beneficial owners provided to us.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

        The core objectives of our executive compensation program are to (1) support our mission, values and corporate strategies by a "pay for performance" philosophy that provides incentives to our executive officers and employees for support of these core principles; (2) align the interests of management with those of our other stockholders; and (3) attract, retain and motivate high quality executives. Towards these goals, our compensation program is designed with the following principles:

  •
  Provide an opportunity for the Company to communicate to our executive officers and employees our performance expectations and priorities directly through the selection of performance measures on which compensation is based, and calibrate payouts with achievement of those performance measures;

  •
  Align pay such that management shares in value created from their efforts, and the Company's compensation expense tracks its profitability and stockholder returns;

  •
  Balance rewards appropriately between efforts and results;

  •
  Offer a competitive total compensation opportunity; and

  •
  Have a significant portion of total compensation paid to our executive officers in equity and dependent upon the achievement of performance goals of the Company.

        Our compensation program focuses on both short and long-term results and is composed of three key elements: (1) competitive base salaries, which reflect individual performance and responsibilities, (2) annual cash incentive opportunities, which are a function of the performance of the Company, and (3) longer-term stock-based incentive opportunities under our equity incentive plans, generally in the form of stock options or restricted stock grants, which link the interests of senior management with our other stockholders. Each of our compensation elements is designed to simultaneously fulfill one or more of our core objectives.

Administration

        The Compensation Committee of the Board of Directors administers the Company's executive compensation programs and approves (or recommends to the Board of Directors for approval) salaries of all officers, including those of the executive officers named in the Summary Compensation Table. The Compensation Committee is responsible for reporting to the Board of Directors and administering all other elements of executive compensation, including annual cash incentive, stock option and restricted stock awards.

Compensation Plan Design and Key Elements Used to Achieve Compensation Objectives

        The cash components of salary and annual incentive bonus are targeted to be moderate, yet competitive in relation to salaries and annual incentive bonuses paid to officers in similar positions in comparable companies. Our longer-term 2008 incentive stock-based awards were awarded in the form of stock options, with a value designed to be at competitive levels at comparable companies based on the responsibilities of the executives. The vesting for the stock options is over a four-year period with 50% vesting on the second anniversary of the grant date and quarterly thereafter through the fourth anniversary of the grant date. In setting each executive's compensation, the Compensation Committee also considers the scope of the executive's responsibilities, leadership abilities and effectiveness, and management experience. In addition, the Compensation Committee incorporates flexibility into our programs and the assessment process to respond to the evolving business environment. Total compensation therefore has significant variability based on the Company's success in any given year and the Compensation Committee's assessment of such individual's contribution to that success.

        Design of the compensation program for 2008 was completed without the assistance of an independent outside compensation consultant, although in prior years the Compensation Committee has engaged third party compensation consultants to assist in structuring and reviewing the Company's compensation programs, including competitiveness of base salaries, short-term cash incentives, and both short-term and long-term equity incentive programs. Our Compensation Committee considers market data from a variety of sources, including the annual Radford Global Life Sciences Survey and a comparative group of ten publicly-traded companies. The Radford Global Life Sciences Survey provides data from participating companies with respect to their compensation practices in numerous areas and with respect to various positions, including senior management positions. We use this data in reviewing and assessing our executive compensation policies. The companies in the public company peer group were selected based on various factors, including industry, market capitalization and revenues. Our Compensation Committee utilizes management (and from time to time independent compensation consultants) to gather such market data and provide appropriate analyses.

  Base Salary

        Base salaries are reviewed annually and are targeted to be moderate, yet competitive in relation to salaries paid to officers in similar positions in comparable companies. With the exception of the Chief Executive Officer, whose performance is reviewed directly by the Board of Directors, performance of all other executive officers is reviewed annually by the Chief Executive Officer in consultation with the Compensation Committee (and/or the Board of Directors).

        In 2008, in connection with the setting of the base salary of our executive officers, the Compensation Committee examined survey data for executives with similar responsibilities in comparable companies in the medical device/diagnostics and biotechnology industries, using the 2007 Radford Global Life Sciences Survey, for companies between 150 and 500 employees projected forward for 2008. The base salaries of each of our executive officers were set taking into account comparable data for salaries relevant for their positions, and then modified to further take into account our executive officers' experience and skills.

  Annual Cash Incentive Awards

        Our annual cash incentive program provides the potential for receipt of competitive levels of annual incentive cash compensation and is designed to reward senior management for their contributions to annual corporate objectives. Under our annual cash incentive program, each participating officer is entitled to receive a cash bonus based on achievement of certain corporate goals in the particular fiscal year. Goals and payouts are calibrated to strike the appropriate balance between being reasonably achievable, and thereby motivating executives, while targeting improved performance. The balance is intended to ensure that the Company receives an appropriate return on its annual incentive investment. The Company performance goals are selected to require sustained performance and results from senior management that are not easily achievable without extra effort from each individual. Each eligible executive's potential annual award under the annual cash incentive program is expressed as a percentage of base salary earned by the individual during the fiscal year.

        Under our annual cash incentive compensation program for 2008, the target bonus for our Chief Executive Officer was 50% of salary, for all participating Senior Vice Presidents, 40% of salary, and for all participating Vice Presidents, 30% of salary. Under the 2008 program, the corporate objectives consisted of revenue and EBITDA goals with an equal component weighting of 50% each. The 2008 program provided for payouts on a graduated basis, starting at a base of $1, upon achievement of certain threshold performance measures up through goal achievement of 100% of target. Further, under the 2008 program, for goal achievement greater than 100%, the target payout increased on a graduated basis with a maximum of 150% of target payout. For fiscal year 2008, the Board of Directors, in conjunction with the Compensation Committee, determined that the threshold goal achievement had not been met, and accordingly, no bonus payments were made. For fiscal years 2007 and 2006, the Compensation Committee approved payouts to each of our executive officers at 70% and 103% of target, respectively.

  Longer-Term Equity Incentive Awards

        Longer-term equity-based incentive awards in the form of stock options and/or restricted stock are intended to align the interests of management with those of the Company's other stockholders and promote retention of our executives by using continued service as a requirement to receive the value of the awards. The number of stock options and/or shares of restricted stock granted is related to the individual's level of responsibility and allows executives to share in the value they help create. Generally, the Compensation Committee does not consider an executive's stock holdings or outstanding equity awards in determining the number of equity awards to be granted. The Compensation Committee believes that the Company's executive officers should be fairly compensated each year relative to market pay levels of the Company's peer group. The Compensation Committee views longer-term equity incentives as a primary compensation means for retaining executives.

        In 2008 and as part of the 2008 long-term equity incentive program, each of our named executive officers received a grant consisting entirely of stock options (the "2008 Stock Options"). The 2008 Stock Options vest over a period of four years with 50% vesting on the second anniversary of the grant date and quarterly thereafter through the fourth anniversary of the grant date. The 2008 Stock Options have an exercise price equal to the closing price of the Company's common stock on the date of grant as determined in accordance with the 2001 Plan.

        In 2007 and as part of the 2007 long-term equity incentive program, each of our named executive officers received a grant consisting of entirely performance-based restricted stock (the "Performance Stock"). The Performance Stock under the 2007 program vests at the end of a three-year period if, and to the extent, the Company achieves three-year performance goals related to revenue and EBITDA growth. Similar to the annual cash incentive program described above, the 2007 long-term equity incentive program provides for payouts on a graduated basis upon achievement of certain threshold performance measures with 100% payout upon achievement of target and a potential maximum payout of 150% of target for goal achievement greater than 100%. In general and unless expressly provided otherwise in an agreement with the Company, the executive officer must remain employed by the Company through the vesting date for the Performance Stock to vest.

        Under the 2006 long-term equity incentive program, each of our named executive officers received restricted stock awards based on meeting annual performance targets in which the Company needs to meet or exceed 90% of the goals set under the annual cash incentive program for that particular year. The Company did not achieve a 90% performance weighting and, accordingly, that portion of the performance shares applicable to the 2007 and 2008 year was cancelled. The 2006 long-term equity incentive program also included a grant of performance-based restricted stock with a separate three-year cumulative EBITDA metric set at the time of grant. In this regard, the Board of Directors, in conjunction with the Compensation Committee, determined that goal achievement had been met at a graduated payout of 40%, and accordingly, lifted the restrictions on 40% of those performance-based restricted shares with the remaining portion of those shares being cancelled.

Equity Ownership Guidelines

        To further align the interests of our directors and executives with those of our other stockholders, the Board of Directors adopted share ownership guidelines in 2004. Under these guidelines, each non-employee director, the Chief Executive Officer, each Senior Vice President and each Vice President is required to retain and hold 50% of the shares acquired under any equity incentive award granted on or after March 19, 2004 (after subtracting shares sold to pay for option exercise costs, and relevant federal and state taxes which are assumed to be at the highest marginal tax rates). The foregoing share retention rule applies unless such director, the Chief Executive Officer, Senior Vice President or Vice President beneficially owns shares with a value at or in excess of the following share ownership guidelines:

  •
  Chief Executive Officer—3 times then-current annual base salary,

  •
  Senior Vice Presidents—2 times then-current annual base salary,

  •
  Vice Presidents—1 times then-current annual base salary, and

  •
  Non-employee directors—2 times then-current annual cash retainer.

        The value of an individual's shares for purposes of the share ownership guidelines is deemed to be the greater of the then-current fair market value of the stock, or the individual's cost basis in the stock. Shares counted in calculating the share ownership guidelines include shares beneficially owned outright, whether from open market purchases, purchases through the 1983 Employee Stock Purchase Plan, shares retained after option exercises, and shares of restricted stock that have no further restrictions remaining. In addition, in the case of vested, unexercised, in-the-money stock options, the in-the-money value of the stock options will be included in the share ownership guidelines calculation. Directors, the Chief Executive Officer, Senior Vice Presidents and Vice Presidents have five years from their election, hire or promotion to satisfy the share ownership guidelines.

Employment and Severance Agreements

        We have entered into change of control agreements with each of our executive officers. We have entered into the change in control agreements in order to foster our executive officers' objectivity in making decisions with respect to any pending or threatened change in control transaction and to alleviate certain risks and uncertainties with regard to our executive officers' financial and professional security that might be created by a pending or threatened change in control transaction. In addition, as previously announced on January 5, 2009, Ms. Mason decided to retire from the Company effective June 1, 2009, and she remained as the Company's President and Chief Executive Officer through March 1, 2009. In connection with Ms. Mason's retirement, we entered into a retirement agreement with Ms. Mason on January 16, 2009. On January 20, 2009, the Company also announced the appointment of Douglas C. Bryant as the Company's new President and Chief Executive Officer. The details of the retirement agreement, change in control agreements and any employment or severance arrangements entered into with our executive officers are provided under "Employment, Change in Control and Severance Arrangements" below in this Proxy Statement.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount that a public company may deduct for compensation paid to any employee who is the company's CEO as of the close of the taxable year and the next three most highly compensated executive officers, excluding the CEO and CFO. This limitation does not apply to compensation that meets the requirements under Section 162(m) for "qualifying performance-based" compensation (i.e., compensation paid only if the performance meets pre-established objective goals based on performance criteria approved by stockholders). The Compensation Committee does not currently anticipate that the compensation of any executive officer will materially exceed the limit on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Stock Option Grant Practices

        As described above, the Company uses stock options as part of its overall compensation program. The stock option awards provide individuals with the right to purchase a specified number of shares of the Company's stock at a specific price. The Company sets the exercise price of the stock options that it awards at or above the closing price of the Company's stock on the grant date. Accordingly, the option grant will have value to the individual only if he or she continues in our service during the vesting period and then generally only if and to the extent that the market price of the underlying shares of common stock appreciates over the option term.

        Awards of equity-based compensation to our executive officers, such as options, are determined and approved by the Board of Directors or the Compensation Committee. Equity grants are typically made at the time of hire for executives and then annually as part of the overall executive compensation review. The specific terms of the awards are determined based on the position of the individual in the organization and as part of the applicable annual equity incentive program.

        New hire grants are approved by the Board of Directors or the Compensation Committee when the executive's hire is approved, with the actual option grant issued on the first date of employment and the exercise price of such options being set at the closing price of the Company's common stock on that date. Annual performance grants made as part of the overall executive compensation program are generally made as of the date of Board or Compensation Committee approval. This typically occurs prior to the end of the first quarter, with grants effective on the date of Board or Compensation Committee approval and at a price at or above the closing price on the grant date.

        Options granted to the Company executives typically vest over a four-year period. Generally, vesting ends when employment ends and the executive has 90 days following the end of employment within which to exercise any vested stock options.

Perquisites and Other Benefits

        The Compensation Committee believes that the named executive officers should participate in the same benefit programs as the Company's other employees and that special executive perquisites should be minimal. Consistent with this philosophy, the named executive officers participate in the Company's employee benefit plans on the same terms as other employees. These plans include medical and dental insurance, disability coverage, life insurance and the 401(k) Plan.

Compensation of the Chief Executive Officer

        Our Chief Executive Officer participates in the same executive compensation program provided to our other executive officers and senior management as described above. The Compensation Committee's approach to setting compensation for the Chief Executive Officer is to be competitive with comparable companies and to have a significant portion of total compensation depend upon the achievement of performance goals for the Company.

        Based on the evaluation and assessment of the Company relative to the 2008 goals, no cash bonus payments were made to Ms. Mason for 2008 performance in light of the determination that the threshold goal achievement for 2008 had not been met. In February 2008, the Board of Directors set Ms. Mason's base salary for 2008 at $482,040, representing a 3.0% increase over her 2007 base salary.

        In March of 2008, Ms. Mason was awarded a cash bonus of $163,800 for 2007 performance relative to achievement of 2007 goals. In March 2007, Ms. Mason's base salary was increased to $468,000, which represented a 4.0% increase over her 2006 base salary.

        In addition, Ms. Mason received a payout of $480,000 in March 2008 per the terms of the long-term incentive bonus program ("LTIB") under Ms. Mason's employment agreement with the Company. Pursuant to the terms of Ms. Mason's employment agreement, the LTIB provided for a cash performance bonus to be paid at the end of the three-year cycle, commencing on January 1, 2005 and ending on December 31, 2007. Provided that Ms. Mason remained an employee of the Company throughout the three-year cycle, the terms of the LTIB provided for a minimum bonus of $250,000, a target bonus of $500,000 and a maximum bonus of $750,000 for three years of performance. The actual payout amount of $480,000 was determined by measuring the Company's performance to planned revenue, EBITDA and strategic imperative goals over the three-year performance period, resulting in achievement of 96% of the target bonus of $500,000.

Compensation of the Other Named Executive Officers

        In determining the compensation for Messrs. Foley, Bujarski, Radak and Tamerius for 2008, overall performance of the Company, as well as individual achievements, were assessed against the performance objectives and metrics established for 2008. In March of 2008, base salaries were increased for each of Messrs. Foley, Radak and Tamerius to $289,850, $290,270 and $250,160, respectively. Mr. Bujarski resigned from his position as Senior Vice President, General Counsel and Corporate Secretary in April 2008, and was rehired in the same capacity in June 2008 with a base salary of $288,000.

        Under the 2008 annual cash incentive program and based on the evaluation and assessment of the Company relative to the 2008 goals, cash bonuses were not paid to the executive officers. In March 2008, cash bonus payments were made for 2007 performance as follows: $78,036, $77,000, $71,867 (prorated) and $50,513 for Messrs. Foley, Bujarski, Radak and Tamerius, respectively.

 Summary Compensation Table

        The following table sets forth information relating to fiscal years 2008, 2007 and 2006 compensation of our Chief Executive Officer, Chief Financial Officer, and three other most highly paid persons serving as executive officers as of December 31, 2008.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total($)
Caren L. Mason(6)	2008	479,340	16,300	388,131	—	8,066	891,837
President and CEO	2007	464,538	376,529	339,675	643,800	7,916	1,832,458
	2006	445,192	426,448	278,480	231,750	8,266	1,390,136
John M. Radak,	2008	288,295	—	212,268	—	32,858	533,421
Chief Financial Officer(7)	2007	248,128	63,528	137,162	71,867	82,598	603,283
	2006	—	—	—	—	—	—
Robert J. Bujarski,	2008	255,261	—	80,638	—	7,399	343,298
SVP, General Counsel and	2007	269,723	153,926	86,186	77,000	7,254	594,089
Corporate Secretary(8)	2006	246,106	57,532	73,577	87,265	7,086	471,566
Thomas J. Foley,	2008	287,706	13,200	220,786	—	14,983	536,675
Chief Technology Officer	2007	276,392	135,875	174,585	78,036	14,465	679,353
	2006	264,258	151,230	146,218	124,016	13,903	699,625
John D. Tamerius(9)	2008	249,792	—	57,664	—	87,262	394,718
SVP, Clinical/Regulatory	2007	238,548	95,338	44,607	50,513	80,514	509,520
	2006	227,639	81,460	41,564	80,576	83,688	514,927

(1)
The amounts shown include cash compensation the executive officers earned or which was deferred pursuant to our 401(k) Plan. This also includes payouts for accrued vacation to Mr. Bujarski in the amount of $38,500 upon his departure from, and prior to his return to, the Company.

(2)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008, 2007 and 2006 fiscal years for the fair value of performance-based and service-based restricted stock awards granted during fiscal years 2004 through 2008 to the named executives in accordance with SFAS 123(R). The performance stock granted is subject to performance conditions, as described under "Longer-Term Equity Incentive Awards" in the "Compensation Discussion and Analysis" section. Restricted stock awards are valued based on the closing share price on the date of grant less the per share purchase price paid by the grantee or at a later date if specific performance criteria have not been communicated until such later date. The decrease in amount recognized in 2008 was the result of not meeting certain performance measures associated with the performance-based stock awards. For additional information with respect to the 2008 grants, refer to Note 5 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that may be received by the named executive officers. See the "Grants of Plan-Based Awards" Table for information on options granted in 2008.

(3)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008, 2007 and 2006 fiscal years for the fair value of stock options for each of the named executives in accordance with SFAS 123R. Pursuant to rules of the Securities and Exchange Commission, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2008 grants, refer to Note 5 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission. See the "Grants of Plan-Based Awards" Table for information on options granted in 2008. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that may be received by the named executive officers.

(4)
This column includes cash payments earned in accordance with the Company's annual cash incentive program. For fiscal year 2008, the Board of Directors, in conjunction with the Compensation Committee, determined that the threshold goal achievement had not been met, and accordingly, no bonus payments were made. Cash payments made in March 2008 and 2007 followed the year in which the bonuses were earned. In addition, Ms. Mason received a payout of $480,000 in March 2008 per the terms of the long-term incentive bonus program ("LTIB") under Ms. Mason's employment agreement with the Company. Pursuant to the terms of Ms. Mason's employment agreement, the LTIB provided for a cash performance bonus to be paid at the end of the three-year cycle, commencing on January 1, 2005 and ending on December 31, 2007.

(5)
During the year ended December 31, 2008, (a) we made contributions under our 401(k) Plan for Ms. Mason, Mr. Radak, Mr. Bujarski, Dr. Foley and Dr. Tamerius, and (b) we funded a group term life insurance plan providing life insurance in an amount equal to two times the executive officer's annual salary, a benefit that is provided to all employees. We began making contributions to executive officers' accounts under the 401(k) Plan in July 1999. Dr. Tamerius also reported gross income of $76,782 associated with reimbursement for commuting and housing costs while he continues to live in San Francisco. In addition, Mr. Radak was reimbursed $25,000 in connection with educational expenses and receipt of his MBA in 2008. Amounts related to contributions under our 401(k) Plan, life insurance and other compensation for Ms. Mason, Mr. Radak, Mr. Bujarski, Dr. Foley and Dr. Tamerius were as follows:

  Components of All Other Compensation

	401(k) Contributions ($)	Group Term Life Insurance Premiums Compensation ($)	Other ($)
Caren L. Mason	6,900	1,166
John M. Radak	6,900	958	25,000
Robert J. Bujarski	6,900	499
Thomas J. Foley	6,900	8,083
John D. Tamerius	6,900	3,580	76,782

(6)
As previously announced on January 5, 2009, Ms. Mason notified the Company of her intention to resign, effective June 1, 2009. Ms. Mason continued in her capacity as President and CEO as well as a Board Director until March 1, 2009, and from March 1, 2009 through her retirement date, Ms. Mason will serve as a special advisor to the CEO. See details of this agreement described in the Employment, Change in Control and Severance Arrangements section of this Proxy Statement.

(7)
Mr. Radak became an executive officer of the Company in February 2007.

(8)
On June 6, 2008, we announced the re-appointment of Robert J. Bujarski as our Senior Vice President, General Counsel and Corporate Secretary, effective June 9, 2008. Mr. Bujarski's employment with the Company provides for, among other matters: (i) a minimum base salary of $288,000 per annum; (ii) an annual bonus in accordance with the Company's bonus plan with a target bonus of 40% of Mr. Bujarski's base salary; (iii) a severance payment equal to six months of his annual salary in the event Mr. Bujarski's employment is terminated without cause and for reasons not subject to a change in control of the Company; and (iv) equity grants on re-employment as follows:

  •
  10,000 shares of restricted stock, with vesting subject to the performance criteria established in the 2006 executive equity plan;

  •
  30,000 shares of restricted stock, with vesting subject to the performance criteria established in the 2007 executive equity plan;

  •
  45,000 shares of time-based restricted stock, with a three-year cliff vesting provision; and

  •
  50,000 options to purchase common stock (vesting 50% on the second year anniversary and quarterly thereafter) with the purchase price set at the closing market price of the Company's common stock on the actual re-employment date.

(9)
On November 7, 2008, we announced the promotion of Dr. Tamerius to Senior Vice President, Clinical/Regulatory Affairs, effective November 10, 2008. In connection with the promotion of Dr. Tamerius, the Compensation Committee approved (i) an increase in annual base salary for Dr. Tamerius to $263,000; (ii) an annual bonus in accordance with the Company's bonus plan with a target bonus of 40% of Dr. Tamerius' base salary; (iii) an annual reimbursement payment for commuting and housing costs while Dr. Tamerius continues to live in San Francisco up to a maximum of $42,000 per fiscal year; and (iv) a grant of equity valued at $350,000 as of the grant date (November 10, 2008) in which Dr. Tamerius received options to purchase common stock with a four-year vesting schedule of 25% upon the anniversary of the grant date and the remaining 75% vesting quarterly thereafter.

 Grants of Plan-Based Awards in Fiscal Year 2008

        The following table sets forth all plan-based awards granted to our named executive officers during fiscal year 2008.

									All Other Option Awards: Number of Securities Underlying Options (#)(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock (#)(3)		Exercise or Base Price of Option Awards ($/sh)(5)	Grant Date Fair Value of Stock and Option Awards (6)
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Caren L. Mason	4/7/2008	—	—	—	—	—	—	—	97,085	16.77	728,536
President and CEO	4/7/2008	1	241,020	361,530	—	—	—	—	—	—	—
John M. Radak	4/7/2008	—	—	—	—	—	—	—	53,950	16.77	404,846
Chief Financial	4/7/2008	1	116,108	174,162	—	—	—	—	—	—	—
Officer
Robert J. Bujarski	6/9/2008	—	—	—	10,210	25,300	40,000	45,000	50,000	17.38	1,795,353
SVP, General	6/9/2008	1	114,400	171,600	—	—	—	—	—	—	—
Counsel and
Corp. Secretary(7)
Thomas J. Foley	4/7/2008	—	—	—	—	—	—	—	28,908	16.77	216,929
Chief Technology	4/7/2008	1	115,940	173,910	—	—	—	—	—	—	—
Officer
John D. Tamerius	4/7/2008	—	—	—	—	—	—	—	26,633	16.77	199,856
SVP, Clinical/	4/7/2008	1	100,064	150,096	—	—	—	—	—	—	—
Regulatory(8)	11/10/2008	—	—	—	—	—	—	—	49,295	15.71	328,477

(1)
These columns show the potential value of the payout for each named executive officer under the 2008 annual cash incentive program if the threshold, target or maximum goals were satisfied for all performance measures. The business measurements, performance goals and salary and bonus multiples for determining the payout are described in the "Compensation Discussion and Analysis" section. As reflected in the Summary Compensation Table, non-equity incentives payments were not made for 2008 as threshold performance measures were not met.

(2)
These columns show the potential number of shares to be paid out to named executive officers pursuant to the Performance Stock granted in 2008 if the threshold, target or maximum goals are satisfied for all performance measures. The lapse of restrictions covering the total number of shares of these performance awards is tied to the achievement of performance targets as described further in the footnote of the Summary Compensation Table above for Mr. Bujarski.

(3)
This column shows the number of service-based stock awards granted in 2008 to the named executive officer.

(4)
This column shows the number of stock options granted in 2008 to the named executive officers. These options vest and become exercisable ratably over four years, with one half of the award vesting on the two-year anniversary of the grant date and the remaining vesting quarterly thereafter through the remaining four-year vesting period.

(5)
This column shows the exercise price for the stock options granted, which was the closing price of our common stock on the date of grant.

(6)
This column shows the full grant date fair value of stock awards and stock options under SFAS 123(R) granted to the named executive officers in 2008. For stock awards, fair value is calculated using the closing price of our common stock on the grant date. The grant date fair value is the amount that the Company would expense in its financial statements over the award's vesting schedule, unless the named executive leaves the Company or certain performance goals are not met or are exceeded. For stock options, fair value is calculated using the Black- Scholes value on the grant date and is the amount that the Company would expense in its financial statements over the award's vesting schedule, unless the named executive leaves the Company. For additional information on the valuation assumptions, refer to Note 5 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission.

(7)
Mr. Bujarski was re-appointed as the Company's Senior Vice President, General Counsel and Corporate Secretary, effective June 9, 2008.

(8)
Dr. Tamerius was promoted to Senior Vice President, Clinical/Regulatory Affairs, effective November 10, 2008.

Outstanding Equity Awards at 2008 Fiscal Year-End

        The following table provides information on the holdings of stock option and restricted stock awards by the named executive officers as of December 31, 2008. This table includes unexercised and unvested stock options, unvested restricted stock awards, or restricted stock awards with performance conditions that have not yet been satisfied. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following this table, based on the option or stock award grant date. The market value of the stock awards is based on the closing market price of our common stock as of December 26, 2008, which was $12.33. For additional information about the option awards and stock awards, see the description of "Longer-term Equity Incentive Awards" in the "Compensation Discussion and Analysis" section.

		Option Awards(1)				Stock Awards
Name and Principal Position	Option Grant Date	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)	Option Exercise Price($)	Option Expiration Date	Stock Award Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards— Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards— Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Caren L. Mason	8/20/2004	230,000	—	3.46	8/20/2014	5/19/2005	(2)	—	—	58,125	716,100
President and CEO	3/21/2006	2,657	13,282	12.23	3/21/2016	3/21/2006	(3)	—	—	10,800	133,056
	4/7/2008	—	97,085	16.77	4/7/2018	3/30/2007	(4)	—	—	91,853	1,131,629
John M. Radak	2/1/2007	43,750	56,250	13.42	2/1/2017	3/30/2007	(4)	—	—	31,403	386,885
Chief Financial Officer	4/7/2008	—	53,950	16.77	4/7/2018
Robert Bujarski(5)	6/9/2008	—	50,000	17.38	6/9/2018	6/9/2008	(5)	—	—	2,400	29,568
SVP, General Counsel						6/9/2008	(5)	—	—	45,000	554,400
and Corporate Secretary						6/9/2008	(5)	—		30,000	369,600
Thomas J. Foley	11/8/2004	28,126	—	5.85	11/8/2014	5/19/2005	(2)	—	—	22,500	277,200
Chief Technology Officer	3/21/2006	11,343	5,157	12.23	3/21/2016	3/21/2006	(3)	—	—	3,600	44,352
	4/7/2008	—	28,908	16.77	4/7/2018	3/30/2007	(4)	—	—	31,257	385,086
John D. Tamerius	2/16/2001	3,000	—	4.81	2/16/2011	5/19/2005	(2)	—	—	11,250	138,600
SVP, Clinical/Regulatory	2/22/2002	5,625	—	5.70	2/22/2012	3/21/2006	(3)	—	—	2,400	29,568
	2/27/2003	9,000	—	3.19	2/26/2013	3/30/2007	(4)	—	—	20,233	249,271
	3/19/2004	11,719	—	7.50	3/19/2014
	3/21/2006	7,562	3,438	12.23	3/20/2016
	4/7/2008	—	26,633	16.77	4/7/2018
	11/10/2008	—	49,295	15.71	11/10/2018

(1)
Stock options are service-based and vest over four years. For stock options granted prior to 2008, the first 25% vests on the first anniversary of grant and the remaining options vest quarterly in equal increments over the remainder of the four-year vesting period. For stock options granted in 2008, the first 50% vest on the second anniversary of the grant date and the remaining options vest quarterly in equal increments over the remainder of the four-year vesting period.

(2)
Stock awards granted in 2005 are service-based and restrictions on 50% of the shares lapse 25% on each anniversary of grant over a four-year period. The restrictions on the remaining 50% of the shares have a four-year cliff vesting provision with the possibility for acceleration of the removal of restrictions for 25% of this half of the grant annually upon the achievement of certain annual revenue, EBITDA and strategic goals set by the Board of Directors.

(3)
Stock awards granted in 2006 vest based on meeting specific annual and three-year performance goals. Two-thirds of the stock awards vest based on annual performance with one-third of that amount eligible for vesting each year on the anniversary of the grant date in 2007, 2008 and 2009 if the Company meets or exceeds 90% of the goals set under the annual cash incentive program for that particular year. If performance of 90% of the goals is not met, then that portion of the stock awards eligible for vesting is forfeited. As the Company did not meet the performance measures in 2008, these totals do not include amounts forfeited of 18,000, 4,000, 6,000 and 4,000 shares for Ms. Mason, Mr. Bujarski, Dr. Foley and Dr. Tamerius, respectively, which shares were cancelled by action of the Compensation Committee in February 2009. For the remaining one-third of the stock award, the stock award vests on the third anniversary of the grant date based on the achievement of the three-year EBITDA goal through December 31, 2008 as determined by the Board of Directors. The number of shares presented reflects shares earned based on actual performance at achievement of 105% of the three-year EBITDA goal, which resulted in the payout of 40% of the potential maximum payout in March 2009.

(4)
The restricted stock awards granted on March 30, 2007 are subject to specified performance objectives measured at the end of a three-year performance period, and vest at the end of such three-year period if, and to the extent, the Company achieves three-year performance goals related to revenue and EBITDA growth. The number of shares used in the calculation assumes the achievement of the maximum payout after the three year period based on performance measurements through December 31, 2009. However, at this time, the Company has determined that it is not probable that any of these shares will be earned based on performance through December 31, 2008.

(5)
Represents restricted stock awards granted to Mr. Bujarski upon his re-appointment as the Company's Senior Vice President, General Counsel and Corporate Secretary as described in greater detail in the footnotes to the Summary Compensation Table.

Option Exercises and Stock Vested in Fiscal Year 2008

        The following table sets forth stock options that were exercised by, and restricted stock that vested for, the named executive officers during fiscal year 2008.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(4)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(5)
Caren L. Mason	28,790	338,858	19,375	297,019
President and CEO(1)	35,474	398,373
	98,394	1,056,752
	57,342	634,203
	26,561	60,825
John M. Radak	—	—	—	—
Chief Financial Officer
Robert J. Bujarski,	37,650	391,184	—	—
SVP, General Counsel and Corporate Secretary	10,475	108,835
	5,499	26,395
Thomas J. Foley	6,500	68,380	7,500	114,975
Chief Technology Officer(2)	37,600	277,112
	11,455	120,965
	10,468	107,611
	49,351	510,289
	6,500	68,640
John D. Tamerius	—	—	269	4,121
SVP, Clinical/Regulatory(3)			3,750	57,488

(1)
During 2008, restrictions lapsed with respect to 19,375 shares of restricted stock held by Ms. Mason. The market price for our common stock on the date of vesting was $15.34 per share.

(2)
During 2008, restrictions lapsed with respect to 7,500 shares of restricted stock held by Dr. Foley. The market price for our common stock on the date of vesting was $15.34 per share.

(3)
During 2008, restrictions lapsed with respect to 4,019 shares of restricted stock held by Dr. Tamerius. The market price for our common stock on the dates of vesting ranged from $15.33 to $15.34 per share.

(4)
The value realized on exercise equals the intrinsic value of the exercise which is the gain realized in the difference from the market price of the shares sold and the exercise price of the shares purchased.

(5)
The value realized on vesting equals the closing price of the Company's common stock on the vesting date (the date the restrictions lapsed) multiplied by the number of shares with respect to which restrictions lapsed on such date.

Employment, Change in Control and Severance Arrangements

        On January 5, 2009, we announced that Ms. Mason, our then President, Chief Executive Officer and Director, had notified us of her intention to retire effective June 1, 2009. In connection with her retirement, Ms. Mason entered into a retirement agreement with us, dated as of January 16, 2009, which is described below.

        On January 20, 2009, we announced the appointment of Douglas C. Bryant as our new President and Chief Executive Officer. Mr. Bryant's employment with us and his service as a member of the Board of Directors commenced on February 2, 2009. Ms. Mason continued in her capacity as our President and Chief Executive Officer as well as a Board Director until March 1, 2009, when Mr. Bryant's appointment as President and Chief Executive Officer became effective.

        In connection with the appointment of Mr. Bryant as our President and Chief Executive Officer, on January 16, 2009, Mr. Bryant entered into an employment agreement with us. Mr. Bryant's employment agreement sets forth the terms of his employment with us and provides for, among other matters: (i) a minimum base salary of $450,000 per annum, subject to adjustment upward by the Board of Directors or its Compensation Committee; (ii) an annual cash incentive bonus based upon attainment of performance goals set by the Board of Directors or its Compensation Committee with a target of at least 80% of base salary and a maximum opportunity of up to 120% of base salary; (iii) an inducement bonus of $200,000 with a gross up for taxes, payable during his first week of employment and with a claw-back provision in the event of voluntary termination by Mr. Bryant or termination for "cause" (as defined in the employment agreement) within one year of commencement of employment; (iv) non-qualified stock options to purchase up to 700,000 shares of the Company's common stock; and (v) 100,000 shares of time-based restricted stock.

        Under his employment agreement, Mr. Bryant is also eligible to receive up to an additional $100,000 payment with a gross up for taxes in connection with actual moving costs, brokerage commissions and other expenses of selling Mr. Bryant's existing home in Texas and expenses of purchasing a home in California (other than its purchase price and loan interest and points) in the event such actual expenses are in excess of $200,000 and upon the mutual agreement of Mr. Bryant and the Board or its Compensation Committee. The amount of the excess relocation payment shall be equal to the amount of such actual costs and expenses in excess of $200,000 and is also subject to a claw-back provision in the event of voluntary termination by Mr. Bryant or termination for "cause" within one year of receipt of any excess relocation payment.

        Under his employment agreement, Mr. Bryant is an "at-will" employee, which means that either Mr. Bryant or we may terminate his employment at any time for any reason. However, and except in the context of a change in control, if Mr. Bryant's employment with us is terminated without cause or he terminates his employment for "good reason" (as defined in the employment agreement) and thereafter delivers and does not revoke a general release, he is entitled to a severance payment equal to eighteen (18) months of his then-current base salary and payment of insurance premiums for a period of eighteen (18) months following termination. Amounts payable to Mr. Bryant upon a change in control of the Company are generally governed by his change in control agreement, dated as of January 16, 2009, which is described below.

        As noted above, Ms. Mason entered into a retirement agreement with us, dated as of January 16, 2009. Under her retirement agreement, Ms. Mason remains an "at-will" employee and will continue employment with us through her retirement date of June 1, 2009. Ms. Mason's salary continued at the same level as previously in effect through March 1, 2009, and from March 1, 2009 through her retirement date, she will receive $10,000 per month for her service as a special advisor to our President and Chief Executive Officer. Ms. Mason's employee benefits continue until June 1, 2009 at the same levels as were in effect prior to the announcement of her retirement. Ms. Mason's current outstanding equity awards shall, during her continuing employment, continue to vest and be governed in accordance with the applicable equity incentive plan and specific equity award grant documentation. In the event we terminate Ms. Mason's employment without "cause" (as defined in her retirement agreement), she will be entitled to all compensation and benefits as though she remained employed through June 1, 2009.

        Messrs. Radak, Bujarski, Foley and Tamerius are each "at will" employees of the Company with compensation arrangements that include, among other matters: (i) a minimum base salary, currently of $290,270, $288,000, $289,850 and $263,000 per annum, respectively and (ii) eligibility for an annual bonus in accordance with the Company's bonus plan. In addition, except in the context of a change of control, if we terminate Mr. Bujarski's or Mr. Radak's employment without cause, such officer would be entitled to a severance payment equal to six months of his annual salary.

        Each of Mr. Bryant, Mr. Radak, Mr. Bujarski, Dr. Foley and Dr. Tamerius has entered into a change in control agreement with us, which provides for the payment of severance benefits in the event of termination of employment in connection with a change in control of the Company. The severance benefits are payable to Mr. Bryant, Mr. Radak, Mr. Bujarski, Dr. Foley and Dr. Tamerius if their respective employment with us is terminated within 30 days prior to or three years following a change in control, unless terminated for cause or the termination is the result of a voluntary resignation (which does not include resignations stemming from a material adverse change in responsibilities, status, compensation, authority or location of work place) or their death or disability.

        The severance benefits under the change in control agreements generally consist of a lump sum cash payment equal to two times the sum of (i) such executive's highest annual salary rate within the three year period ending on the date of termination plus (ii) an amount equal to the annualized average of all bonuses paid to the executive during the two-year period immediately before the date of termination. In addition, the change in control agreements provide for: payment of $25,000 to help defray the legal, tax and accounting fees and other costs associated with transitional matters; continued coverage for two years under our group medical insurance, group dental insurance, group-term life insurance and disability insurance programs unless and to the extent the executive obtains concurrent coverage through another program in which case our coverage will be terminated or reduced as applicable; and immediate vesting and exercisability of any and all unvested stock options and restricted stock of the executive (unless previously waived or otherwise expressly agreed to by the executive). The change in control agreement for Mr. Bryant was dated as of January 16, 2009, for Mr. Radak as of February 1, 2007, for Mr. Bujarski as of June 5, 2008, for Dr. Foley as of November 8, 2004, and for Dr. Tamerius as of November 7, 2008. In addition, the foregoing change in control agreements for Mr. Radak and Dr. Foley were amended, effective December 31, 2007, in connection with recent IRS' interpretations of the rules and standards under Section 409A of the Internal Revenue Code ("Section 409A") as such regulations relate to deferred pay arrangements in order to bring such agreements into documentary compliance with Section 409A.

Potential Post-Employment Payments

        As described above, our named executive officers have employment, severance and/or change of control agreements with us. The table below illustrates the compensation that would be payable by the Company to each named executive officer in the event of a change in control of the Company or a termination of the named executive officer's employment with the Company for various described reasons, sometimes referred to in this section as a "triggering event." In accordance with applicable rules of the Securities and Exchange Commission, the following discussion assumes:

  •
  that the triggering event in question, the death, disability, change in control or termination occurred on December 26, 2008, the Friday prior to the last day of our 2008 fiscal year end which fell on Sunday December 28, 2008; and

  •
  the calculations provided below are based on the closing market price of our common stock as of December 26, 2008, which was $12.33.

        In addition, in connection with any actual termination of employment, the Board of Directors or the Compensation Committee may determine to enter into an agreement providing additional benefits or amounts, or altering the terms of benefits described below, as deemed appropriate by the Compensation Committee or the Board of Directors. The actual amounts that would be paid upon a named executive officer's termination of employment can only be determined at the time of such executive's separation from the Company. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include our stock price at the time of termination and determinations by our Board of Directors.

Name and Principal Position	Potential Executive Benefits and Payments	Voluntary Termination Total ($)	Retirement Total ($)	Involuntary, Not For Cause or Voluntary, Good Reason Termination Total ($)	Involuntary, For Cause Termination Total ($)	Change in Control (Qualifying Termination) Total $
Caren L. Mason	Base Salary(1)	—	—	723,060	—	964,080
President & CEO	Short-term Incentive Bonus(2)	—	—	—	—	163,800
	Equity
	Restricted Stock Awards
	Unvested and accelerated(3)	—	—	—	—	2,402,129
	Stock Options
	Unvested and accelerated(4)	—	—	—	—	—
	Healthcare, Life and
	Disability(5)	—	—	17,585	—	23,446
	Accrued Vacation Pay(6)	63,323	63,323	63,323	63,323	63,323
	Other Payments(7)	—	—	—	—	25,000
John M. Radak	Base Salary(1)	—	—	145,135	—	580,540
Chief Financial Officer	Short-term Incentive Bonus(2)	—	—	—	—	71,867
	Equity
	Restricted Stock Awards
	Unvested and accelerated(3)	—	—	—	—	386,885
	Stock Options
	Unvested and accelerated(4)	—	—	—	—	—
	Healthcare, Life and
	Disability(5)	—	—	—	—	23,206
	Accrued Vacation Pay(6)	9,730	9,730	9,730	9,730	9,730
	Other Payments(7)	—	—	—	—	25,000
Robert J. Bujarski	Base Salary(1)	—	—	143,000	—	572,000
SVP, General Counsel	Short-term Incentive Bonus(2)	—	—	—	—	77,000
and Corporate	Equity
Secretary(5)	Restricted Stock Awards
	Unvested and accelerated(3)	—	—	—	—	1,047,200
	Stock Options
	Unvested and accelerated(4)	—	—	—	—	—
	Healthcare, Life and
	Disability(5)	—	—	—	—	23,206
	Accrued Vacation Pay(6)	12,367	12,367	12,367	12,367	12,367
	Other Payments(7)	—	—	—	—	25,000
Thomas J. Foley	Base Salary(1)	—	—	—	—	579,700
Chief Technology	Short-term Incentive Bonus(2)	—	—	—	—	78,036
Officer	Equity
	Restricted Stock Awards
	Unvested and accelerated(3)	—	—	—	—	847,086
	Stock Options
	Unvested and accelerated(4)	—	—	—	—	—
	Healthcare, Life and
	Disability(5)	—	—	—	—	29,280
	Accrued Vacation Pay(6)	36,961	36,961	36,961	36,961	36,961
	Other Payments(7)	—	—	—	—	25,000
John D. Tamerius	Base Salary(1)	—	—	—	—	500,320
SVP, Clinical/	Short-term Incentive Bonus(2)	—	—	—	—	50,513
Regulatory	Equity
	Restricted Stock Awards
	Unvested and accelerated(3)	—	—	—	—	511,071
	Stock Options
	Unvested and accelerated(4)	—	—	—	—	—
	Healthcare, Life and
	Disability(5)	—	—	—	—	23,446
	Accrued Vacation Pay(6)	36,862	36,862	36,862	36,862	36,862
	Other Payments(7)	—	—	—	—	25,000

(1)
This amount is paid in one lump sum upon termination.

(2)
This amount represents two times the average bonus amounts earned for 2008 and 2007. The 2007 bonus was paid out in March 2008 and there was no bonus earned in 2008. This amount is paid in one lump sum upon termination.

(3)
This represents the value of restricted stock awards upon acceleration of all awards, including the 2005 service-based restricted stock awards, the potential maximum payout on the 2007 performance stock if approved by the Board of Directors upon the triggering event as well as other service-based restricted stock awards granted to executives upon joining the Company. The officers have waived their right to automatic acceleration of the restrictions relating to certain restricted shares; however, the restrictions on such shares may be accelerated at the discretion of the Board of Directors and are included in the table above.

(4)
This represents the value of in-the-money unvested stock options with a market price of $12.33 per share as of the last full business day prior to the end of our fiscal year 2008.

(5)
For two years, coverage is continued under our group medical insurance, group dental insurance, group-term life insurance and disability insurance programs unless and to the extent the executive obtains concurrent coverage through another program in which case our coverage will be terminated or reduced as applicable.

(6)
Payable in one lump sum upon termination.

(7)
Each executive officer's change in control agreement provides for payment of $25,000 to help defray the legal, tax and accounting fees and other costs associated with transitional matters.

Securities Available for Issuance Under our Equity Compensation Plans

        The following table provides information with respect to our equity compensation plans as of December 31, 2008, which plans were as follows: the 1983 Employee Stock Purchase Plan; the 1990 Employee Stock Option Plan; the 1996 Non-Employee Director Plan; the 1998 Stock Incentive Plan and the 2001Plan. The 1990 Employee Stock Option Plan, the 1996 Non-Employee Director Plan and the 1998 Stock Incentive Plan have been terminated, and thus no additional awards will be made under such plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	1,766,503	(1)	$11.36	1,937,463	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	1,766,503	(1)	$11.36	1,937,463	(2)

(1)
Excludes 494,000 shares of restricted stock issued at a purchase price of $0.01 under our 2001 Plan and 28,204 restricted stock units under our 2001 Plan.

(2)
Includes (i) 134,536 shares of common stock available for issuance under our 1983 Employee Stock Purchase Plan and (ii) 1,802,927 shares of common stock available for issuance, as of December 31, 2008, under our 2001 Plan, pursuant to which incentive stock awards may be granted, including restricted stock.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and this Proxy Statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

Compensation Committee

Thomas D. Brown (Chairman)
Mary Lake Polan, M.D., Ph.D., M.P.H.
Jack W. Schuler

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        Mr. Brown, Dr. Polan and Mr. Schuler are not current or former officers or employees of ours, and none have engaged in any transaction which would be required to be disclosed in this Proxy Statement by Item 404 of Regulation S-K. There is no relationship that requires disclosure as a compensation committee interlock for purposes of Item 407(e)(4) of Regulation S-K.

AUDIT COMMITTEE MATTERS

Report of the Audit Committee of the Board of Directors

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee has discussed and reviewed with our independent registered public accounting firm all matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has met with the independent registered public accounting firm to discuss the overall scope and plans for the independent registered public accounting firm's audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our accounting and financial reporting. The Audit Committee also discussed with the independent registered public accounting firm its judgments as to the substance and clarity, not just the acceptability, of our accounting principles and financial statement disclosures. The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to us is compatible with the independent registered public accounting firm's independence.

        The Audit Committee also reviewed management's report on its assessment of the effectiveness of our internal control over financial reporting and Ernst & Young LLP's report on the effectiveness of internal control over financial reporting.

        The Audit Committee has received from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and us that might bear on the independent registered public accounting firm's independence consistent with the Public Company Accounting Oversight Board (PCAOB) Rule 3526 (Communication with Audit Committees Concerning Independence), as may be modified or supplemented, discussed with the independent registered public accounting firm any relationships that may impact its objectivity and independence, and has satisfied itself as to the independent registered public accounting firm's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008.

Audit Committee

Rod F. Dammeyer (Chairman)
Thomas D. Brown
Mary Lake Polan, M.D., Ph.D., M.P.H.

Independent Registered Public Accounting Firm

        Our Audit Committee retained Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2008. Set forth below are the aggregate fees paid or accrued for audit and other professional services rendered by our independent registered public accounting firm for the fiscal years ended December 31, 2008 and 2007.

	Fiscal Years Ended December 31,
	2008	2007
Audit fees(1)	$753,500	$727,640
Audit-related fees(2)	10,000	44,000
Tax fees(3)	229,575	89,120

Total fees	$993,075	$860,760

    (1)
    Audit fees represent fees for professional services provided in connection with the audit of our financial statements, review of quarterly financial statements, audit of compliance under Section 404 of the Sarbanes-Oxley Act of 2002, and services provided in connection with statutory and regulatory filings.

    (2)
    Audit-related fees consisted primarily of accounting consultations regarding application of accounting standards.

    (3)
    For fiscal years 2008 and 2007, respectively, tax fees primarily included tax compliance fees of $227,250 and $75,920 and tax consulting fees of $2,325 and $13,200.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services

        The Audit Committee has the responsibility for appointing, compensating, retaining and overseeing the work of the independent registered public accounting firm. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by our independent registered public accounting firm, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent registered public accounting firm is likely to provide the most effective and efficient service, and whether the service could enhance our ability to manage or control risk or improve audit quality.

        All of the audit, audit-related, tax-related and all other fees provided by Ernst & Young, LLP in fiscal years 2008 and 2007 (and as described in the footnotes to the table above) were approved in advance by the Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the U.S., our directors and executive officers and persons who own more than 10% of our common stock are required to report their initial beneficial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and Nasdaq. Specific due dates for these reports have been established, and we are required to disclose in this Proxy Statement any late filings during the year ended December 31, 2008. To our knowledge, all of the reports were timely filed, except that Mr. Schuler filed a Form 5 report late in connection with the gifting of shares of common stock for a series of transactions on December 19, 23 and 29, 2008.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

        Our Audit Committee reviews all relationships, transactions and arrangements in which the Company and any director, nominee for director, greater than 5% beneficial holder of Company stock or any immediate family member of any of the foregoing are participants ("Interested Transactions") to determine whether such persons have a direct or indirect material interest and whether to approve, disapprove or ratify an Interested Transaction. We have written policies and procedures for monitoring and seeking approval in connection with any Interested Transaction. Our legal and finance departments assist in monitoring Interested Transactions and our Audit Committee reviews, approves (or disapproves) or ratifies Interested Transactions. In considering whether to approve or ratify an Interested Transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar terms and conditions and the extent of the related person's interest in the Interested Transaction. In addition, our written policy provides that no director shall participate in any discussion or approval of an Interested Transaction for which he or she is a related party, except that the director shall provide all material information concerning the Interested Transaction to the Audit Committee.

Related Party Transactions

        No director, executive officer, nominee for election as a director nor any beneficial holder of more than 5% of our outstanding capital stock had any material interest, direct or indirect, in any reportable transaction with us during the 2008 fiscal year or since the commencement of the current fiscal year, or any reportable business relationship with us during such time.

STOCKHOLDER PROPOSALS

        Our amended and restated bylaws require that a stockholder give timely written notice to our Corporate Secretary of any proposal such stockholder proposes to bring before a stockholders meeting or any proposal for the nomination of a director. Such written notice must be given, either by personal delivery or U. S. mail, postage prepaid, to the Corporate Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the address provided above not less than 60 days nor more than 90 days prior to the scheduled annual meeting. However, if less than 60 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be received not later than the close of business on the 10th day following the day on which the notice of the date of the scheduled annual meeting was mailed or the day on which the public disclosure was made.

        Any notice to the Corporate Secretary must include as to each matter the stockholder proposes to bring before the meeting:

  •
  a brief description of the business desired to be brought before the meeting and the reason for conducting the business at the annual meeting,

  •
  the stockholder's name and address, as they appear on our records,

  •
  the class and number of shares that the stockholder beneficially owns,

  •
  any material interest of the stockholder in the business requested to be brought before the meeting, and

  •
  any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the stockholder proposal.

        A stockholder's notice to the Corporate Secretary regarding a nomination for the election of directors must set forth:

  •
  as to each person whom the stockholder proposes to nominate for election or re-election as a director:

  •
  the person's name, age, business address and residence address,

  •
  the person's principal occupation or employment,

  •
  the class and number of shares of capital stock beneficially owned by the person, and

  •
  any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and

  •
  as to the stockholder giving the notice:

  •
  the name and address of the stockholder, as they appear on our records, and

  •
  the class and number of shares of stock that are beneficially owned by the stockholder on the date of the stockholder notice. If the Board of Directors so requests, any person nominated for election to the Board shall furnish to our Corporate Secretary the information required to be set forth in the notice of nomination pertaining to the nominee.

        Any eligible stockholder who desires to have a proposal considered for inclusion in our proxy solicitation materials for our 2010 annual meeting of stockholders, including director nominations, must cause his or her proposals to be received in writing by our Corporate Secretary at 10165 McKellar Court, San Diego, California 92121 no later than December 5, 2009. The Board of Directors will review new proposals from eligible stockholders if they are received in writing by December 5, 2009. Proposals must be submitted in accordance with our bylaws, as described above, and must comply with Securities and Exchange Commission regulations promulgated under Rule 14a-8 of the Exchange Act of 1934, as amended.

        Nothing in this section shall be deemed to require us to include in our proxy solicitation materials relating to any annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

ANNUAL REPORT

        Our 2008 Annual Report to Stockholders has been mailed to stockholders concurrently with this Proxy Statement. The Company incorporates by reference herein the information set forth in our Annual Report on Form 10-K under Item 1 relating to the executive officers of the Company.

        A copy of our Annual Report on Form 10-K and each of our other periodic and current reports, including any amendments thereto, as filed with the Securities and Exchange Commission, are available, free of charge, on our website, www.quidel.com, as soon as reasonably practicable after such materials are filed or furnished to the Securities and Exchange Commission. In addition, a copy of our Annual Report on Form 10-K, without exhibits, and/or exhibits to the Form 10-K, will be furnished, free of charge upon written request to the Investor Relations department at Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. In addition, you may obtain such documents by calling (858) 646-8031 or e-mail our Investor Relations department at ir@quidel.com.

INTERNET AVAILABILITY OF PROXY MATERIAL

        We offer stockholders the ability to review our annual report on Form 10-K for the year ended December 31, 2008 and proxy materials electronically over the internet at www.proxyvote.com. These filings may also be reviewed through the Securities and Exchange Commission website at www.sec.gov.

OTHER BUSINESS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

San Diego, California
April 3, 2009

        Stockholders are urged to specify their choices on, date, sign and return the enclosed proxy card in the accompanying prepaid, return envelope. Prompt response is helpful and your cooperation greatly appreciated.

AMENDED AND RESTATED
QUIDEL CORPORATION
2001 EQUITY INCENTIVE PLAN
(As Proposed To Be Amended On May 12, 2009)

ARTICLE I
PURPOSE OF PLAN

        The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article IX.

ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN

2.1   Term of Plan.

        This Plan originally became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date, or (b) the date of any Plan termination pursuant to the provisions in Section 8.1, at which time this Plan will automatically terminate.

2.2   Effect on Awards.

        Awards may be granted only during the Plan Term, but each Award properly granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1   Number of Shares.

        The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 8,050,000, subject to adjustment as set forth in Section 3.4.

3.2   Source of Shares.

        The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

3.3   Availability of Unused Shares.

        Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which it vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award. In addition, upon exercise of a Stock Appreciation Right, the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised and not by the net number of shares of Common Stock issued to the holder of such Award in settlement thereof.

3.4   Adjustment Provisions.

        (a)    Adjustments.    If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased, changed or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, extraordinary cash dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 8.1, an appropriate and proportionate adjustment shall be made by the Administrator in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards; and (iv) the number and kind of shares or other securities to be issued as Non-Employee Director Options.

        (b)    No Fractional Interests.    No fractional interests will be issued under the Plan resulting from any adjustments.

        (c)    Adjustments Related to Company Stock.    To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

        (d)    Right to Make Adjustment.    The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

        (e)    Limitations.    No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

3.5   Reservation of Shares.

        The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

ARTICLE IV
ADMINISTRATION OF PLAN

4.1   Administrator.

        (a)    Plan Administration.    Subject to the provisions of Section 4.1(b), this Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).

        (b)    Administration by Committee.    The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. As long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan will be administered by a Committee of not less than two (2) Board members appointed by the Board in its sole discretion from time to time, each of whom is (i) a Non-Employee Director, and (ii) an "Outside Director" as defined in the regulations adopted under Section 162(m) of the IRC. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. Unless otherwise required by this Section 4.1(b), the Board may disband the Committee at any time.

4.2   Authority of Administrator.

        (a)    Authority to Interpret Plan.    Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

        (b)    Authority to Grant Awards.    Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

        (c)    Procedures.    Subject to the Company's charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

4.3   No Liability.

        No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

4.4   Amendments.

        (a)    Plan Amendments.    The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

        (b)    Award Amendments; No Repricing.    The Administrator may at any time and from time to time in its discretion, but subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable, provided, however, that the Administrator may reduce the exercise or base price of a Stock Option or SAR (either by cancellation of such Stock Option or SAR in exchange for cash, other Awards, or a new Stock Option or SAR at such reduced exercise or base price or by amending the terms of the Stock Option or SAR to reflect such a reduced exercise or base price) only with stockholder approval.

        (c)    Limitation.    Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

4.5   Other Compensation Plans.

        The adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, and this Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders. This Plan does not affect in any way any outstanding award grants made under such plans and awards granted under such plans will continue to be governed by the terms and conditions of such plans.

4.6   Plan Binding on Successors.

        This Plan will be binding upon the successors and assigns of the Company.

4.7   References to Successor Statutes, Regulations and Rules.

        Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

4.8   Invalid Provisions.

        In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.9   Governing Law.

        This Plan will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.10 Interpretation.

        Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V
GENERAL AWARD PROVISIONS

5.1   Participation in Plan.

        (a)    Eligibility to Receive Awards.    A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that only Non-Employee Directors are eligible to receive Non-Employee Director Options, and provided further, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

        (b)    Eligibility to Receive Incentive Stock Options.    Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

        (c)    Awards to Foreign Nationals.    Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2   Award Documents.

        Each Award must be evidenced by an Award Document setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until an Award Document agreement is entered into between the Company and the Recipient or delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an Award Document, to the extent consistent with applicable law.. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3   Payment For Awards.

        (a)    Payment of Exercise Price.    The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

        (b)    [Reserved]

        (c)    Cashless Exercise.    If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

        (d)    No Precedent.    Recipients will have no rights to the exercise techniques described in Section 5.3(c), and the Company may offer or permit such techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such techniques on other occasions or to other Recipients.

5.4   No Employment Rights.

        Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are "at will" employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator's determination thereof will be final and binding.

5.5   Restrictions Under Applicable Laws and Regulations.

        (a)    Government Approvals.    All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations after such reasonable efforts will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

        (b)    No Registration Obligation; Recipient Representations.    The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.6   Additional Conditions.

        Any Award may be subject to such provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof, and provisions to comply with federal and state securities laws.

5.7   No Privileges re Stock Ownership or Specific Assets.

        Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.8   Nonassignability.

        No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.8, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator on a case-by-case basis and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Subject to the final sentence of this Section 5.8, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer; and (ii) will be exercisable during a Recipient's lifetime only by the Recipient.

5.9   Information To Recipients.

        (a)    Provision of Information.    The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations.

        (b)    Confidentiality.    The furnishing of financial and other information that is confidential to the Company is subject to the Recipient's agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient's position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.9(b) (which acknowledgment is not to be a condition to Recipient's obligations under this Section 5.9(b)).

5.10 Withholding Taxes.

        Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.

5.11 Legends on Awards and Stock Certificates.

        Each Award Document and each certificate representing securities acquired upon grant, vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

5.12 Effect of Termination of Employment on Awards.

        (a)    Termination of Vesting.    Notwithstanding anything to the contrary herein, but subject to Section 5.12(b) Awards will be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

        (b)    Alteration of Vesting and Exercise Periods.    Notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient's termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

        (c)    Leave of Absence.    In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

        (d)    General Cessation.    Except as otherwise set forth in this Plan or an Award Document or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient's rights thereunder, will terminate upon termination for any reason of such Recipient's employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

5.13 Lock-Up Agreements.

        Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales or other transfer of securities of the Company, or any interest therein, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the commencement date of such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.13.

5.14 Restrictions on Common Stock and Other Securities.

        Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

5.15 Limits on Awards to Eligible Persons.

        Notwithstanding any other provision of this Plan, no one Eligible Person shall be (a) granted Awards (other than Performance Awards payable in cash) with respect to more than 1,800,000 shares of Common Stock in any one calendar year, and (b) granted Performance Awards payable in cash that exceed $1,000,000 in any one calendar year, provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 5.15(a) will be subject to adjustment as provided in Section 3.4 or under Article VIII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards as Performance-Based Compensation.

ARTICLE VI
AWARDS

6.1   Stock Options.

        (a)    Nature of Stock Options.    Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

        (b)    Option Exercise Price.    The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted and shall not be less than the Fair Market Value of the underlying stock on the date of grant, provided, however, that in the case of Stock Options granted to employees upon a merger or acquisition, the exercise price may be higher or lower than the Fair Market Value of the underlying stock on the date of grant if such exercise price is required to assume or substitute options held by employees of the acquired corporation at the time of the acquisition.

        (c)    Option Period and Vesting.    Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that exercise of Stock Options after termination of the Recipient's employment or service shall be subject to Section 5.12 and Section 6.1(e) . Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

        (d)    Exercise of Stock Options.    The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock (or such other amount as may be set forth in the applicable Award Document) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit A hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.10 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.10, or any applicable section of or regulation under the IRC.

        (e)    Termination of Employment.

          (i)    Termination for Just Cause.    Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

          (ii)    Termination Other Than for Just Cause.    Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, if a Recipient's employment or service with the Company or any Affiliated Entity terminates for:

            (A)  any reason other than for Just Cause Dismissal, death, or Permanent Disability, the Recipient's Stock Options, whether or not vested, will expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) 90 days after the date of termination of employment or service.

            (B)  death or Permanent Disability, the Recipient's unexercised Stock Options will, whether or not vested, expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) one year after the date of termination of employment or service.

        (f)    Special Provisions Regarding Incentive Stock Options.    Notwithstanding anything herein to the contrary,

            (i)  The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

           (ii)  The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

          (iii)  Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

        (g)    Non-Employee Director Options.    Article VII will govern Non-Employee Director Options to the extent inconsistent with this Section 6.1.

6.2   Performance Awards.

        (a)    Grant of Performance Award.    The Administrator will determine in its discretion the preestablished, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

        (b)    Payment of Award.    Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

6.3   Restricted Stock.

        (a)    Award of Restricted Stock.    The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse.

        (b)    Requirements of Restricted Stock.    All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

          (i)    No Transfer.    The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

          (ii)    Certificates.    The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

          (iii)    Restrictive Legends.    Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

          (iv)    Other Restrictions.    The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.

        (c)    Lapse of Restrictions.    The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator.

        (d)    Rights of Recipient.    Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

        (e)    Termination of Employment.    Unless the Administrator in its discretion determines otherwise, if a Recipient's employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4   Stock Appreciation Rights.

        (a)    Granting of Stock Appreciation Rights.    The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

        (b)    SARs Related to Options.

            (i)  A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

           (ii)  A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

          (iii)  Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

        (c)    SARs Unrelated to Options.    The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

        (d)    Limits.    Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

        (e)    Payments.    Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5   Stock Payments.

        The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

6.6   Dividend Equivalents.

        The Administrator may grant Dividend Equivalents to any Recipient who has received an Award denominated in shares of Common Stock other than Stock Options or SARs or, to the extent unearned, Performance Awards. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the

Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine. Notwithstanding the foregoing, if it is intended that an Award qualify as Performance-Based Compensation, and the amount of compensation the Recipient could receive under the Award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.

6.7   Stock Bonuses.

        The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

6.8   Stock Sales.

        The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

6.9   Phantom Stock.

        The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10 Other Stock-Based Benefits.

        The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII
NON-EMPLOYEE DIRECTOR OPTIONS

7.1   Grants of Stock Options.

        Immediately following each annual meeting of stockholders of the Company, each Non-Employee Director who has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting shall automatically receive an option to purchase up to 10,000 shares of the Company's Common Stock. Each Non-Employee Director who is appointed or elected other than at an annual meeting of stockholders of the Company (whether by replacing a director who retires, resigns or otherwise terminates his or her service as a director prior to the expiration of his or her term or otherwise) shall automatically receive an option to purchase shares of the Company's Common Stock as of the date of such appointment or election, consisting of a number of shares of Company Common Stock determined by multiplying 10,000 by a fraction, the numerator of which is the number of days from the date of grant to the date of the next scheduled annual meeting of stockholders of the Company and the denominator of which is 365 (exclusive of fractional shares). The exercise price for all grants of options granted under this Section 7.1 shall be equal to the Fair Market Value of the Company's Common Stock on the date of grant, subject to: (a) vesting as set forth in Section 7.2 and (b) adjustment as set forth in this Plan.

7.2   Vesting.

        All grants of options granted under Section 7.1 shall vest and become exercisable 100% on the day prior to the date of the next annual meeting of stockholders following the grant date if the Recipient has remained a director for the entire period from the date of grant to such vesting date. Notwithstanding the foregoing, however, subject to subject to Section 5.12, all grants of options granted under Section 7.1 that have not vested and become exercisable at the time the Recipient ceases to be a director shall terminate.

7.3   Exercise.

        Non-Employee Director Options will be exercisable, and the exercise price therefor shall be paid, in the same manner as provided herein for other Stock Options.

7.4   Term of Options and Effect of Termination.

        Notwithstanding any other provision of the Plan, no Non-Employee Director Option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the Recipient of any Non-Employee Director Options granted under the Plan shall cease to be a director of the Company, subject to Section 5.12, all grants of options granted under Section 7.1 of this Plan to such Recipient shall be exercisable, to the extent already exercisable at the date such Recipient ceases to be a director and regardless of the reason the Recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate. In the event of the death of a Recipient while such Recipient is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the Recipient on a beneficiary designation form adopted by the Plan administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the Recipient's estate or by any person or persons who shall have acquired the option directly from the Recipient by his or her will or the applicable laws of descent and distribution.

7.5   Amendment; Suspension.

        The Administrator may at any time and from time to time in its discretion (a) change the number of shares or vesting periods associated with the Non-Employee Director Options, and (b) suspend and reactivate this Article VII.

ARTICLE VIII
CHANGE IN CONTROL

8.1   Provision for Awards Upon Change in Control.

        Unless otherwise set forth in an Award Document or in this Section 8.1, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 8.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.12 and Section 6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested. Notwithstanding anything to the contrary in this Section 8.1, the vesting provisions of Section 7.2 or any other provision in the Plan, all Non-Employee Director Options granted under the Plan shall automatically vest and become exercisable immediately prior to any Change in Control if the optionee is a director of the Company at that time.

ARTICLE IX
DEFINITIONS

        Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

        "Administrator" means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

        "Affiliated Entity" means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

        "Applicable Dividend Period" means (i) the period between the date a Dividend Equivalent is granted and the date the related Award terminates or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

        "Award" means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan, or any similar award granted by the Company prior to the Effective Date and outstanding as of the Effective Date that is governed by this Plan.

        "Award Document" means the agreement or confirming memorandum (or other instrument) setting forth the terms and conditions of an Award. An Award Document may be in the form of an agreement to be executed by both the Recipient and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Administrator.

        "Board" means the Board of Directors of the Company.

        "Change in Control" means the following and shall be deemed to occur if any of the following events occurs:

            (i)  Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

           (ii)  Individuals who, as of the effective date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the

  Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

          (iii)  Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a Reorganization of the Company with any other person, corporation or other entity, other than

            (A)  a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

            (B)  a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

          (iv)  Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

        "Committee" means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

        "Common Stock" means the common stock of the Company, $0.001 par value per share, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

        "Company" means Quidel Corporation, a Delaware corporation.

        "Dividend Equivalent" means a right granted by the Company under Section 6.6 to a holder of an Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Award.

        "Effective Date" means May 23, 2001, the date this Plan was first approved and adopted by the Company's stockholders.

        "Eligible Person" includes directors, including Non-Employee Directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that in order to be Eligible Persons, consultants and advisors must render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Expiration Date" means the tenth (10th) anniversary of the Effective Date.

        "Fair Market Value" of a share of the Company's capital stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq Global Select Market), the closing sale price of the stock for such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange (including the Nasdaq Global Select Market), the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator, provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Stock Options and Stock Appreciation Rights must be determined in a manner consistent with Section 409A of the IRC and, to the extent applicable, Section 422 of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

        "Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

        "IRC" means the Internal Revenue Code of 1986, as amended.

        "Just Cause Dismissal" means a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's President or Chief Executive Officer or the Recipient's superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient's performing services for any other person or entity that competes with the Company while the Recipient is employed by the Company without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient's employment with the Company or any Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

        "Non-Employee Director" means a director of the Company who qualifies as a "Non-Employee Director" under Rule 16b-3 under the Exchange Act.

        "Non-Employee Director Option" means a right to purchase stock of the Company granted under Section 7.1 of this Plan.

        "Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

        "Other Stock-Based Benefits" means an Award granted under Section 6.10.

        "Parent Corporation" means any Parent Corporation as defined in Section 424(e) of the IRC.

        "Performance Award" means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of preestablished, objective performance goals established in connection with the grant of the Award. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings and earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total Stockholder return, (e) return on capital, (f) return on assets or net assets, (g) aggregate product price and other product measures; (h) market share or market penetration with respect to specific designated products and/or geographic areas; (i) revenues, income or net income, (j) operating income or net operating income, (k) operating margin, (l) return on operating revenue, and (m) any other similar performance criteria.

        "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the IRC and the regulations issued thereunder. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal including, but not limited to, those preestablished, objective performance goals described in the definition of Performance Award above.

        "Permanent Disability" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

        "Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

        "Phantom Stock" means an Award granted under Section 6.9.

        "Plan" means this 2001 Equity Incentive Plan of the Company.

        "Plan Term" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

        "Purchase Price" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

        "Recipient" means a person who has received an Award.

        "Reorganization" means any merger, consolidation or other reorganization.

        "Restricted Stock" means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Significant Stockholder" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

        "Stock Appreciation Right" or "SAR" means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

        "Stock Bonus" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

        "Stock Payment" means a payment in shares of the Company's Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

        "Stock Option" means a right to purchase stock of the Company granted under Section 6.1 or Section 7.1 of this Plan.

        "Stock Sale" means a sale of Common Stock to an Eligible Person under Section 6.8.

        "Subsidiary Corporation" means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

ANNUAL MEETING OF STOCKHOLDERS OF

QUIDEL CORPORATION

May 12, 2009

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M11728

QUIDEL CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a Stockholder of QUIDEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Annual Report to Stockholders and the accompanying Proxy Statement for the Annual Meeting to be held on Tuesday, May 12, 2009, at 8:30 a.m., local time, at the Hyatt Regency, 3777 La Jolla Village Drive, San Diego, California 92122, and, revoking any proxy previously given, hereby appoints Douglas C. Bryant and John M. Radak, and each of them individually, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all power that the undersigned would possess if personally present, to vote QUIDEL CORPORATION Common Stock held by the undersigned at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

QUIDEL CORPORATION 10165 MCKELLAR COURT SAN DIEGO, CA 92121	VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

 VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M11727 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUIDEL CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote "FOR" Proposals 1, 2 and 3.
Vote on Directors		☐	☐	☐
1.	To elect seven directors to serve on the Board of Directors to hold office until the 2010 Annual Meeting of Stockholders:

Nominees:
	01) Thomas D. Brown 02) Douglas C. Bryant 03) Kenneth F. Buechler, Ph.D. 04) Rod F. Dammeyer	05) Mary Lake Polan, M.D., Ph.D., M.P.H. 06) Mark A. Pulido 07) Jack W. Schuler
			For	Against	Abstain
Vote on Proposals
2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2009;		☐	☐	☐
3.	To approve the amendment and restatement of the Quidel Corporation 2001 Equity Incentive Plan to increase the authorized shares, among other matters;		☐	☐	☐
4.	To transact such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

Unless otherwise specified, this proxy will be voted FOR the election of each nominee for director listed on this proxy card in proposal 1; FOR proposals 2 and 3; and in the discretion of the proxy holders on all other business that comes before the meeting.
For address changes and/or comments, please check this box and ☐ write them on the back where indicated.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation or another entity, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date